As filed with the Securities and Exchange Commission on April 19, 2004
                                                           Registration No. 333-
--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ____________________

                                    FORM N-2
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                      [_] PRE-EFFECTIVE, AMENDMENT NO. ____
                      [_] POST-EFFECTIVE AMENDMENT NO. ____
                              ____________________


                     TRIARC DEERFIELD INVESTMENT CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                                 280 PARK AVENUE
                               NEW YORK, NY 10017
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 451-3000


                                 BRIAN L. SCHORR
                           C/O TRIARC COMPANIES, INC.
                                 280 PARK AVENUE
                               NEW YORK, NY 10017
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                              ____________________

                            COPIES OF INFORMATION TO:

               PAUL D. GINSBERG                         THOMAS J. FRIEDMANN
               STEVEN R. HOWARD                            CRAIG S. TYLE
               RAPHAEL M. RUSSO                        SHEARMAN & STERLING LLP
 PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP           599 LEXINGTON AVENUE
         1285 AVENUE OF THE AMERICAS                     NEW YORK, NY 10022
           NEW YORK, NY 10019-6064                         (212) 848-8000
                (212) 373-3000

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan, check the following box. [_]

It is proposed that this filing will become effective (check appropriate box):
[_] when declared effective pursuant to section 8(c).

If appropriate, check the following box:
[_] This [post-effective amendment] designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[_] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration
     statement for the same offering is        .

                         CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
=================================================================================================================
                                        AMOUNT      PROPOSED MAXIMUM      PROPOSED MAXIMUM
                                         BEING     OFFERING PRICE PER    AGGREGATE OFFERING        AMOUNT OF
TITLE OF SECURITIES BEING REGISTERED  REGISTERED          UNIT                PRICE(1)        REGISTRATION FEE(2)
------------------------------------- ------------ -------------------- --------------------- ---------------------
Common Stock, $0.001 par value per                     $                   $750,000,000            $95,025
share
=================================================================================================================
(1) Includes the underwriters' over-allotment option.
(2) Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the Securities and Exchange Commission declares our registration statement effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                   SUBJECT TO COMPLETION, DATED APRIL 19, 2004

PRELIMINARY PROSPECTUS

                             [_____________] SHARES


                     TRIARC DEERFIELD INVESTMENT CORPORATION

                                  COMMON STOCK

Triarc Deerfield Investment Corporation is a newly organized closed-end, non-diversified management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940.

Our investment objective is to generate both current income and capital appreciation primarily through investments in debt and equity securities of U.S. middle-market companies. See "Business--Investments." We will be managed by Triarc Deerfield Management LLC.

Because we are newly organized, our shares have no history of public trading. We intend to apply to list shares of our common stock on the [___________] under the symbol "[___]."

INVESTING IN OUR COMMON STOCK INVOLVES A HIGH DEGREE OF RISK. BEFORE BUYING ANY SHARES, YOU SHOULD READ THE DISCUSSION OF THE MATERIAL RISKS OF INVESTING IN OUR COMMON STOCK IN "RISK FACTORS," BEGINNING ON PAGE 10 OF THE PROSPECTUS. Until we identify and invest in securities meeting our investment objectives, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt maturing in one year or less, which may produce returns that are less than the management fees we pay to our investment manager. ADDITIONALLY, SHARES OF CLOSED-END INVESTMENT COMPANIES FREQUENTLY TEND TO TRADE AT A DISCOUNT TO THEIR NET ASSET VALUE. THESE FACTORS WILL INCREASE THE RISK OF LOSS FOR PURCHASERS IN THIS OFFERING.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                  PER SHARE       TOTAL
                                                  ---------       -----
         Public offering price                    $               $
         Sales load                               $               $
         Proceeds, before expenses, to us(1)      $               $

----------------------

(1) We estimate that we will incur $[ ] in expenses in connection with this offering.

The underwriters will reserve up to [______] shares of our common stock for sale, directly or indirectly, to our directors and employees and certain other parties related to our investment manager. The underwriters may also purchase up to an additional [______] shares of our common stock at the public offering price, less the sales load payable by us, to cover over-allotments, if any, within 30 days from the date of this prospectus. If the underwriters exercise this option in full, the total public offering price will be $[______], the total sales load will be $[______], and total proceeds, before expenses, to us will be $[______].

The underwriters are offering the common stock as set forth in "Underwriting." Delivery of the shares will be made on or about [______], 2004.

DEUTSCHE BANK SECURITIES

                The date of this prospectus is      , 2004.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY.............................................................1
RISK FACTORS..................................................................10
FORWARD-LOOKING STATEMENTS....................................................21
DISCUSSION OF MANAGEMENT'S EXPECTED OPERATING PLANS...........................22
USE OF PROCEEDS...............................................................24
DIVIDENDS.....................................................................24
CAPITALIZATION................................................................25
BUSINESS......................................................................26
MANAGEMENT....................................................................38
CERTAIN RELATIONSHIPS.........................................................47
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS....................................48
DETERMINATION OF NET ASSET VALUE..............................................49
DIVIDEND REINVESTMENT PLAN....................................................50
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS...............................51
DESCRIPTION OF OUR CAPITAL STOCK..............................................57
REGULATION....................................................................62
SHARES ELIGIBLE FOR FUTURE SALE...............................................67
CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR...................67
BROKERAGE ALLOCATION AND OTHER PRACTICES......................................67
UNDERWRITING..................................................................68
LEGAL MATTERS.................................................................72
INDEPENDENT ACCOUNTANTS.......................................................72
AVAILABLE INFORMATION.........................................................72

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized anyone to provide you with additional information, or information different from that contained in this prospectus. We are offering to sell, and seeking offers to buy, shares of our common stock only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or of any sale of shares of our common stock.

Through and including [______ __], 2004 (25 days after the date of this prospectus), federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY

THIS SUMMARY HIGHLIGHTS SOME OF THE INFORMATION IN THIS PROSPECTUS. IT IS NOT COMPLETE AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU MAY WANT TO CONSIDER. YOU SHOULD READ CAREFULLY THE MORE DETAILED INFORMATION SET FORTH UNDER "RISK FACTORS" AND THE OTHER INFORMATION INCLUDED IN THIS PROSPECTUS. EXCEPT WHERE THE CONTEXT SUGGESTS OTHERWISE, THE TERMS "WE," "US," "OUR" AND "TRIARC DEERFIELD INVESTMENT" REFER TO TRIARC DEERFIELD INVESTMENT CORPORATION; "TDM" OR "INVESTMENT MANAGER" REFER TO TRIARC DEERFIELD MANAGEMENT LLC; "TRIARC" REFERS TO TRIARC COMPANIES, INC.; AND "DEERFIELD" REFERS TO DEERFIELD CAPITAL MANAGEMENT LLC.

TRIARC DEERFIELD INVESTMENT CORPORATION

Triarc Deerfield Investment Corporation is a newly organized, closed-end management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the "1940 Act." Triarc Deerfield Investment's investment objective is to generate both current income and capital appreciation primarily through investments in debt and equity securities of U.S. middle-market companies. We intend to elect to be treated for U.S. federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986. See "Material U.S. Federal Income Tax Considerations."

Although we anticipate that most of the investments in our portfolio are likely to be in long-term subordinated loans, referred to as mezzanine loans, and senior secured loans to U.S. middle-market companies, we may invest throughout the capital structure of these companies, including common and preferred equity, options and warrants, high-yield bonds, distressed debt and other structured securities. We expect that our investments will range between $10 million and $75 million each, although this investment size may vary. In this prospectus, we use the term "middle-market" to refer to companies with annual revenues of approximately $25 million to $1 billion.

Because investments in senior secured loans may be made over a shorter time frame than investments in mezzanine loans, we anticipate that as we begin to implement our investment strategy our portfolio will consist primarily of senior secured loans. Over time, however, we expect that our portfolio will include a significant amount of mezzanine loans.

While our primary focus will be to generate current income through investments in loans, we may invest up to 30% of our portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in high-yield bonds, distressed debt, real estate related assets, asset-backed securities, credit derivatives, private equity or securities of public companies that are not thinly traded.

TRIARC DEERFIELD MANAGEMENT LLC

Our investment manager will be Triarc Deerfield Management LLC, an investment manager to be jointly formed by Triarc Companies, Inc. and Deerfield & Company LLC (the parent of Deerfield Capital Management LLC) and to be registered as an investment adviser with the SEC. TDM will manage our portfolio through teams of investment professionals and an investment committee comprised of senior members from Triarc and Deerfield. These teams and the investment committee will be supported by and have access to the management, analytical capabilities and support personnel of Triarc and Deerfield.

ABOUT TRIARC AND DEERFIELD

Triarc is a New York Stock Exchange listed holding company. Triarc and its professional team, led by Nelson Peltz and Peter May, have extensive experience in building, nurturing and operating middle-market companies and creating stockholder value. Under their stewardship, middle-market companies such as Snapple Beverage Corp., Triangle Industries, Inc. (through its acquisition of National Can Corporation and American Can Company and the formation of American National Can Company, one of the world's largest packaging companies at the time), Encore Capital Group, Inc. and National Propane Partners, L.P., among others, have become (or have regained their position as) industry leaders through the implementation of new strategic approaches, the facilitation or provision of investment capital and the cultivation of new management teams. Through its subsidiaries, Triarc is also the franchisor of the Arby's(R) restaurant system, the tenth largest quick service restaurant chain in the United States, and the owner of approximately 235 Arby's restaurants located in the United States.

Deerfield is a leading investment manager offering a diverse range of fixed income strategies, primarily to institutional investors. Deerfield managed more than $8 billion in assets as of April 1, 2004, including approximately $7.2 billion in collateralized debt obligations, approximately $650 million in fixed income arbitrage hedge funds and approximately $250 million in separately managed accounts. Of the $8 billion in assets under management, more than $2.2 billion is invested in senior secured and unsecured, non-investment grade loans. Deerfield's investment team has significant experience investing in middle-market companies across a broad range of industries, and has established extensive risk management procedures for monitoring its portfolios.

Triarc is engaged in negotiations with certain owners of Deerfield's parent company concerning the possible acquisition by Triarc of a controlling interest in Deerfield's parent company and an additional capital commitment by Triarc, in the aggregate amount of approximately $175 million. In any such acquisition, the senior management of Deerfield would retain a significant ownership interest in Deerfield. Additionally, it is expected that subsequent to any such acquisition Deerfield's senior management, including its Chairman and Chief Executive Officer, Gregory Sachs, its President, Scott Roberts, and its Chief Investment Officer, Jonathan Trutter, would remain in their current roles, and that Deerfield's portfolio management teams would remain intact. There can be no assurance that the owners of Deerfield's parent company will enter into a definitive agreement with Triarc to sell a controlling interest in Deerfield's parent company or that such an acquisition will be completed.

COMPETITIVE ADVANTAGES

We believe that Triarc's strength in identifying attractive middle-market companies and helping them to achieve their strategic and operating goals, combined with Deerfield's considerable fixed income investing platform and infrastructure should give us competitive advantages over other capital providers to middle-market companies, including:

o EXTENSIVE EXPERIENCE INVESTING IN AND LENDING TO MIDDLE-MARKET COMPANIES. We believe that we are well-positioned to tap the substantial demand for middle market financing through Triarc's and Deerfield's experience in analyzing and managing investments in this segment. Over $2.2 billion of Deerfield's $8 billion of assets under management is invested in senior secured and unsecured, non-investment grade loans, primarily to companies within our target market. Deerfield's leadership status and daily participation in the primary and secondary loan markets should provide us with advantages identifying, structuring and managing extensive portfolios of credits. Complementing this expertise is Triarc's and its principals' extensive experience in sourcing attractive opportunities and investing in, building, nurturing and operating middle-market companies such as Snapple Beverage Corp., Triangle Industries, Inc. (through its acquisition of National Can Corporation and American Can Corporation and the formation of American National Can Company, one of the world's largest packaging companies at the time), Encore Capital Group, Inc. and National Propane Partners, L.P., among others.

     o COMPLEMENTARY INVESTMENT DISCIPLINES. In pursuing investment opportunities, we will adopt the approaches of Triarc and Deerfield in focusing on the risk/reward profile of each prospective portfolio company and seeking out businesses with significant operating leverage, sustainable and predictable cash flows and long-term growth prospects. Deerfield's strengths in credit analysis and risk management will be complemented by Triarc's expertise in providing strategic leadership and financial resources to enable these operating companies to develop and implement focused, growth-oriented business plans. We intend to leverage Triarc's experience in providing proactive management assistance to its subsidiaries, to make us a preferred financing source and to augment our ability to fulfill one of the main responsibilities of a business development company.

     o ACCESS TO EXISTING INVESTMENT, RISK MANAGEMENT AND OPERATIONS INFRASTRUCTURE. Triarc Deerfield Investment will benefit from Deerfield's dedicated professional staff, proprietary systems and software and procedures, which are essential for successfully building and running large portfolios of credits. Among other areas, Deerfield has expertise in sourcing, closing and monitoring investments, portfolio management and other administrative, accounting and regulatory compliance functions. Deerfield has an established group of investment professionals who analyze and monitor hundreds of credits on a regular basis. Triarc will supplement our investment analysis and risk management processes by providing strategic direction, as well as extensive operational, logistical and analytical support. Moreover, Triarc's and Deerfield's professionals have regular dialogue with company management teams, investment banks and research analysts, which enhances their internal analytical capabilities and allows us to take actions in a time-efficient manner.

     o PROPRIETARY DEAL SOURCING CAPABILITY. We intend to capitalize on the proprietary deal sourcing opportunities that are generated by Triarc. Due to its significant capital resources, extensive network of contacts, reputation and record of past successes building middle-market companies, Triarc generates significant proprietary investment opportunities focused primarily on the middle-market segment. In addition, we believe that Triarc's and Deerfield's established relationships with financial intermediaries, private equity investors and management teams will further enhance our deal sourcing capabilities. We have already identified several middle-market opportunities that we believe are underserved by traditional financing sources. For example, Triarc's involvement as the franchisor and an operator of Arby's restaurants and past ownership of the Snapple Beverage Group provides us with an understanding of the financing needs of the restaurant industry and beverage manufacturers and distributors. In addition, Triarc's ownership interest in Encore Capital Group, Inc., a leading middle-market specialty finance company, also provides us with the expertise and market contacts to tap the charged-off receivables financing market.

     o EXPERTISE IN INVESTING IN DIFFERENT ASSET CLASSES. In addition to our core focus on senior secured and mezzanine lending, Triarc's and Deerfield's understanding of and experience investing in numerous other asset classes will provide yield enhancing opportunities throughout the capital structure, as well as diversification and risk management across the portfolio. Specifically, we expect to benefit from Deerfield's experience in managing more than $8 billion of assets, including large portfolios of corporate bonds, bank loans and asset-backed securities, as well as a variety of fixed income arbitrage hedge funds. Triarc and Deerfield also have extensive experience with a number of other asset classes including high yield bonds, distressed debt, private equity, real estate related assets and securities of public companies. Triarc, Deerfield and their principals have over 30 years of experience successfully structuring highly complex and innovative financing transactions, often utilizing pioneering structures and securities, and have raised over $15 billion in debt and equity financings.

     o ESTABLISHED INDUSTRY FOCUS. Triarc and Deerfield have extensive experience in owning, operating, managing and investing in companies across a broad range of industries that offer both stable cash flows and strong growth potential. Triarc and its principals have owned, acquired and developed companies in numerous industries, including restaurants, food and beverages, charged-off consumer receivables, packaging, manufacturing, textiles, propane distribution, real estate and specialty chemicals. Through these companies, they have developed operational strategies, which anticipate and capitalize on consumer preferences and industry-wide trends. Deerfield also manages diversified portfolios with investments in a wide variety of industries. In the process of acquiring and monitoring interests in these portfolio companies and subsidiaries, Triarc and Deerfield have also developed long-term relationships with management consultants, management teams and research analysts. These relationships should provide us with valuable insight in choosing the industries and markets in which we will invest, while also enabling us to source attractive investment opportunities through various economic cycles.

     o LONGER INVESTMENT HORIZON WITH ATTRACTIVE PUBLICLY TRADED MODEL. Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements often stipulate that these funds, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. These provisions sometimes force private equity and venture capital funds to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles will provide us with the opportunity to generate returns on invested capital and enable us to be a more attractive financing source for our portfolio companies.

MARKET OPPORTUNITY

We believe that the size of the middle-market, coupled with the demands of these companies for flexible sources of capital, creates an attractive investment environment for Triarc Deerfield Investment.

     o WE BELIEVE THAT THE MARKET FOR LENDING TO MIDDLE-MARKET COMPANIES IS INCREASINGLY UNDERSERVED BY TRADITIONAL FINANCING SOURCES. Between 1990 and September 2003, the broad-based consolidation in the U.S. financial services industry has reduced the number of FDIC-insured financial institutions from approximately 15,000 to 9,000. We believe that the remaining financial institutions have de-emphasized their service and product offerings to middle-market businesses in recent years in favor of lending to large corporate clients and managing capital markets transactions.

     o AT THE SAME TIME, WE BELIEVE MIDDLE-MARKET COMPANIES HAVE FACED INCREASING DIFFICULTY IN RAISING DEBT THROUGH THE CAPITAL MARKETS. While many middle-market companies were formerly able to raise funds by issuing high-yield bonds, we believe this market has become more difficult as institutional investors have sought to invest in larger, more liquid offerings. As evidence of this trend, the average deal size in the high-yield market has grown from approximately $135 million in 1997 to almost $300 million in 2003 and, in 2003, fewer than 7% of the high-yield issues raised less than $100 million.

     o WE ALSO BELIEVE THAT COMMERCIAL LENDERS HAVE ADOPTED A MORE RISK-AVERSE APPROACH TO LENDING THAT HAS RESULTED IN TIGHTENED CREDIT STANDARDS. We believe this trend has further reduced the financial options and the amount of capital available to middle-market companies from traditional commercial lenders.

     o IN RECENT YEARS, WE BELIEVE REGIONAL BANKS--WHICH HAVE HISTORICALLY CONSTITUTED THE PRIMARY SOURCE OF CAPITAL FOR MIDDLE-MARKET COMPANIES--HAVE FOCUSED INCREASINGLY ON ASSET-SUPPORTED SENIOR FINANCING. We believe this development has created an opportunity for non-bank lenders, such as business development companies, to provide middle-market companies with more flexible forms of financing, such as mezzanine and senior secured loans.

     o WE BELIEVE THERE IS A LARGE POOL OF UN-INVESTED PRIVATE EQUITY CAPITAL LIKELY TO SEEK MEZZANINE CAPITAL TO SUPPORT PRIVATE INVESTMENTS. We expect that private equity firms will be active investors in middle-market companies and that these private equity funds will seek to leverage their investments by combining capital with mezzanine and/or senior secured loans from other sources. Industry sources suggest that, as of 2004, private equity funds had invested an average of just 45% of their available capital and that such funds currently have between $100 and $125 billion of committed capital available for investment. We believe that if such capital was invested it could support a significant increase in U.S. mergers and acquisitions volume and U.S. leveraged buy-out volume. We believe that, when proposing a private investment, private equity funds generally seek to package their equity investments together with senior secured and/or mezzanine loans, which should provide opportunities for us to pair with such funds.

OPERATING AND REGULATORY STRUCTURE

Our investment activities will be managed by TDM and supervised by our board of directors, a majority of whom are independent of Triarc, Deerfield and their affiliates. TDM is a newly formed investment manager that will be registered under the Investment Advisers Act of 1940, or the "Advisers Act." Under our investment advisory and management agreement, we will agree to pay TDM an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See "Management--Investment Advisory and Management Agreement."

As a business development company, we will be required to comply with certain regulatory requirements. For example, to the extent provided by the 1940 Act, we will not invest in any private company in which Triarc, Deerfield or any of their affiliates or any of the unregistered investment funds managed by them already has an investment at that time. Also, while we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects. We have not decided whether, and to what extent, we will finance investments using debt. However, we do not expect to use debt until the proceeds of this offering have been substantially invested. See "Regulation." We intend to elect to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986. See "Material U.S. Federal Income Tax Considerations."

OUR CORPORATE INFORMATION

Our offices are located at 280 Park Avenue, New York, NY 10017, telephone number
(212) 451-3000.

                                  THE OFFERING

Common stock offered by us...........................[           ] shares, excluding [          ] shares of
                                                     common stock issuable pursuant to the over-allotment option granted to the underwriters.  The underwriters will reserve
                                                     up to [      ] shares of common stock for sale to our
                                                     directors and employees and certain other parties related to us, Triarc and Deerfield.

Common stock to be outstanding after this offering...[ ] shares, excluding [ ] shares of common stock issuable pursuant to the over-allotment option granted to the
                                                     underwriters.

Use of proceeds......................................We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment
                                                     objective and strategies described in this prospectus.  We anticipate that substantially all of the net proceeds of
                                                     this offering will be invested in that manner within two
                                                     years, depending on the availability of appropriate
                                                     investment opportunities and other market conditions.
                                                     Pending such investment, we will invest the net proceeds
                                                     primarily in cash, cash equivalents, U.S. government
                                                     securities and other high-quality debt investments that
                                                     mature in one year or less from the date of investment.  See
                                                     "Use of Proceeds."

Dividends............................................We intend to distribute quarterly dividends to our stockholders out of assets legally available for distribution. Our quarterly dividends, if any, will be determined by our board of
                                                     directors.

Taxation ............................................We intend to elect to be treated for federal income tax purposes as a "regulated investment company" (a "RIC").  As a RIC, we generally will not have to pay corporate-level
                                                     federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends.  To
                                                     maintain our RIC status, we must meet specified
                                                     source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See "Dividends." Prospective
                                                     investors should review the discussion under "Material U.S.
                                                     Federal Income Tax Considerations."

Dividend reinvestment plan ..........................We expect to maintain an opt-out dividend reinvestment plan for our stockholders. Pursuant to such plan, if we declare a dividend, then stockholders' cash dividends will be
                                                     automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend
                                                     reinvestment plan so as to receive cash dividends.
                                                     Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax

                                                     consequences as stockholders who elect to receive their
                                                     distributions in cash.  See "Dividend Reinvestment Plan."

Proposed trading symbol..............................[      ]

Trading .............................................Shares of closed-end investment companies frequently tend to trade at a discount to their net asset value.  The
                                                     possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline.  We cannot
                                                     predict whether our shares will trade above, at or below net asset value.

Anti-takeover provisions.............................Our board of directors will be divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of
                                                     continuity of management, which may be necessary for us to realize the full value of our investments.  A staggered
                                                     board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by
                                                     us.  See "Description of our Capital Stock."

Risk factors.........................................See "Risk Factors" beginning on page 10 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to
                                                     invest in shares of our common stock.

Management arrangements .............................TDM will serve as our investment manager.  Triarc, Deerfield and/or their affiliates (the "administrators") will serve as our administrators and we expect to enter into agreements
                                                     with them to provide certain administrative services and
                                                     facilities.  We also expect to enter into license agreements with Triarc and Deerfield, pursuant to which Triarc and
                                                     Deerfield will agree to grant us limited, non-exclusive,
                                                     royalty-free licenses to use the names "Triarc" and
                                                     "Deerfield," respectively.  For a description of TDM, Triarc,
                                                     Deerfield and our contractual arrangements with these
                                                     companies, see "Management--Investment Advisory and
                                                     Management Agreement," "--Administration Agreements," and
                                                     "--License Agreements."

Available information ...............................After completion of this offering, we will be required to file periodic reports, proxy statements and other
                                                     information with the Securities and Exchange Commission
                                                     ("SEC").  This information will be available at the SEC's
                                                     public reference room in Washington, D.C. and on the SEC's website at http://www.sec.gov.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," "us," or "Triarc Deerfield Investment," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Triarc Deerfield Investment. See "Management," "Dividend Investment Plan" and "Underwriting" for more information about the various costs and expenses borne by investors in our common stock.

     STOCKHOLDER TRANSACTION EXPENSES:
     Sales load (as a percentage of offering price).............................................     [___]%(1)
     Offering expenses borne by us (as a percentage of offering price)..........................     [___]%(2)
     Dividend reinvestment plan fees............................................................     None    (3)
                                                                                                     ---------------
     Total stockholder transaction expenses (as a percentage of offering price).................     [___]%

     ESTIMATED ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO COMMON STOCK):
     Management fees............................................................................     2.00%   (4)
     Incentive fees payable under investment advisory and management agreement (20% of realized
          capital gains and 20% of pre-incentive fee net investment income).....................        --   (5)
     Interest payments on borrowed funds........................................................     None    (6)
     Other expenses.............................................................................     [___]%  (7)
                                                                                                     ---------------
     Total annual expenses (estimated)..........................................................     [___]% (4)(7)
                                                                                                     ---------------

---------------------

(1) The underwriting discounts and commissions with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.

(2)  Amount reflects estimated offering expenses of approximately $[___].

(3) The expenses of the dividend reinvestment plan are included in "other expenses."

(4)  Our management fee is based on our gross assets. See
     "Management--Investment Advisory and Management Agreement" and footnote 5 below.

(5) Based on our current business plan, we do not expect to invest fully the net proceeds from this offering for up to two years and we expect that we will not have any capital gains during that period and only an insignificant amount of interest income that will not exceed the quarterly hurdle rate discussed below. As a result, we do not anticipate paying any incentive fees in the first year after the completion of this offering. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies and, to a lesser extent, realize capital gains upon the sale of warrants or other equity investments in our portfolio companies. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any of our net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate, subject to a "catch-up" provision measured as of the end of each calendar quarter. The first part of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2.00% base management fee (see footnote 4 above). The second part of the incentive fee will equal 20% of our net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation and will be payable at the end of each calendar year beginning on December 31, 2004. For a more detailed discussion of the calculation of this fee, see "Management--Investment Advisory and Management Agreement."

(6) We do not plan to incur any indebtedness, or to pay interest in respect thereof, before the proceeds of this offering are substantially invested. We have not decided whether, and to what extent, we will finance investments using debt.

     However, assuming we borrowed for investment purposes an amount equal to [___]% of our total assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is [___]% our total annual expenses (estimated) would be as follows:

    Management fees......................................................................  [___]%
    Incentive fees payable under  investment  advisory and  management  agreement (20% of
       realized capital gains and 20% of pre-incentive fee net investment income)........    -- %
    Interest payments on borrowed funds..................................................  [___]%
    Other expenses.......................................................................  [___]%
    Total annual expenses (estimated)....................................................  [___]%

(7) Includes estimated organizational expenses of $[____] (which are non-recurring) and our overhead expenses, including payments under the administration agreements based on our projected allocable portion of overhead and other expenses incurred by the administrators in performing their obligations under the administration agreements. See
     "Management--Administration Agreements."

EXAMPLE

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no leverage and that our annual operating expenses would remain at the levels set forth in the table above.

                                                                          1 YEAR     3 YEARS    5 YEARS     10 YEARS
You would pay the following expenses on a $1,000 investment, assuming
     a 5% annual return............................................     $[_____]    $[_____]   $[_____]    $[_____]

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

THIS EXAMPLE AND THE EXPENSES IN THE TABLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF OUR FUTURE EXPENSES, AND ACTUAL EXPENSES (INCLUDING THE COST OF DEBT, IF ANY, AND OTHER EXPENSES) MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                  RISK FACTORS

BEFORE YOU INVEST IN OUR SHARES, YOU SHOULD BE AWARE OF VARIOUS RISKS, INCLUDING THOSE DESCRIBED BELOW. YOU SHOULD CAREFULLY CONSIDER THESE RISK FACTORS, TOGETHER WITH ALL OF THE OTHER INFORMATION INCLUDED IN THIS PROSPECTUS, BEFORE YOU DECIDE WHETHER TO MAKE AN INVESTMENT IN OUR COMMON STOCK. THE RISKS SET OUT BELOW ARE NOT THE ONLY RISKS WE FACE. IF ANY OF THE FOLLOWING EVENTS OCCUR, OUR BUSINESS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS COULD BE MATERIALLY ADVERSELY AFFECTED. IN SUCH CASE, OUR NET ASSET VALUE AND THE TRADING PRICE OF OUR COMMON STOCK COULD DECLINE, AND YOU MAY LOSE ALL OR PART OF YOUR INVESTMENT.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

WE ARE A NEW COMPANY WITH NO OPERATING HISTORY; THE YIELD ON OUR COMMON STOCK MAY BE LOWER DURING THE RAMP-UP PERIOD.

We were incorporated in April 2004, and have not yet commenced operations. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. We anticipate that it will take us up to two years to invest substantially all of the net proceeds of this offering. During this period, we will invest in temporary investments, such as cash and cash equivalents, which we expect will earn yields substantially lower than the interest income that we anticipate receiving in respect of investments in mezzanine and senior secured loans. As a result, we may not be able to pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested.

OUR INVESTMENT MANAGER AND ITS SENIOR MANAGEMENT HAVE NO EXPERIENCE MANAGING A BUSINESS DEVELOPMENT COMPANY.

The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of private or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less from the time of investment. Our investment manager's and its senior management's lack of experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. In addition, even though TDM will be led by senior investment professionals who intend to apply the value-oriented philosophy and techniques used by Triarc (and its principals) and Deerfield, we cannot assure you that our returns will meet or exceed the historical success of Triarc (and its principals) and Deerfield. Further, while Triarc Deerfield Investment may consider potential co-investment participation in portfolio investments with other Triarc and Deerfield entities, no investment opportunities are currently under consideration and any such investment activity will be subject to, among other things, regulatory and independent board member approvals, the receipt of which, if sought cannot be assured. Accordingly, we can offer no assurance that Triarc Deerfield Investment will replicate the historical success of Triarc (and its principals) and Deerfield, and we caution you that our investment returns could be substantially lower than the returns achieved by Triarc (and its principals) and Deerfield.

WE ARE DEPENDENT UPON TDM'S KEY PERSONNEL FOR OUR FUTURE SUCCESS AND UPON THEIR ACCESS TO TRIARC AND DEERFIELD MANAGEMENT.

We will depend on the diligence, skill and network of business contacts of the senior management of TDM. For a description of the senior management team, see "Management." We will also depend, to a significant extent, on TDM's access to Triarc and Deerfield and the information and deal flow generated by them. The senior management of TDM will evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the continued service of the senior management team of TDM. The departure of any of the senior managers of TDM, or of a significant number of the officers of Triarc or Deerfield, could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that TDM will remain our investment manager or that we will continue to have access to Triarc or Deerfield or their officers or professionals or their information and deal flow.

OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS WILL DEPEND ON OUR ABILITY TO MANAGE FUTURE GROWTH EFFECTIVELY.

Our ability to achieve our investment objective will depend on our ability to grow, which will depend, in turn, on TDM's ability to identify, invest in and monitor companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis will be largely a function of TDM's structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. The senior management team of TDM will have substantial responsibilities under the investment advisory and management agreement, as well as in connection with their responsibilities to Triarc and Deerfield. They may also be called upon to provide significant managerial assistance to our portfolio companies. These demands on their time may distract them or slow our rate of investment, which, in turn, could negatively affect our performance. In order to grow, we and TDM will need to hire, train, supervise and manage new employees. However, we can offer no assurance that any such employees will contribute to the work of the investment manager. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

WE WILL BE SUBJECT TO CORPORATE-LEVEL INCOME TAX IF WE ARE UNABLE TO QUALIFY AS A RIC.

To qualify as a RIC under the Code, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Because we may use debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

WE MAY HAVE DIFFICULTY PAYING OUR REQUIRED DISTRIBUTIONS IF WE RECOGNIZE INCOME BEFORE OR WITHOUT RECEIVING CASH REPRESENTING SUCH INCOME.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of contracted payment-in-kind arrangements will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash including, for example, amounts of pay-in-kind securities and deferred payment securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are securities that do not pay cash interest until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax. See "Material U.S. Federal Income Tax Considerations--Taxation as a RIC."

REGULATIONS GOVERNING OUR OPERATION AS A BUSINESS DEVELOPMENT COMPANY WILL AFFECT OUR ABILITY TO, AND THE WAY IN WHICH WE, RAISE ADDITIONAL CAPITAL.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and our stockholders' best interest, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

In addition to issuing securities to raise capital as described above, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools and we would retain a portion of the equity in the securitized pool of loans. An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy and decrease our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.

IF WE ISSUE SENIOR SECURITIES, INCLUDING DEBT, WE WILL BE EXPOSED TO ADDITIONAL RISKS, INCLUDING THE TYPICAL RISKS ASSOCIATED WITH LEVERAGE.

Certain risks apply to the issuance of senior securities, including the following:

     o we will be exposed to increased risk of loss if we incur debt to make investments. If we do incur debt, a decrease in the value of our investments would have a greater negative impact on the value of our common stock than if we did not use debt;

     o our ability to pay dividends would be restricted if our asset coverage ratio were not at least 200% and any amounts that we use to service our indebtedness would not be available for dividends to our common stockholders;

     o it is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility;

     o we, and indirectly our stockholders, will bear the cost of issuing and servicing such securities; and

     o any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

IF WE USE DEBT TO FINANCE OUR INVESTMENTS, WE WILL BE EXPOSED TO RISKS ASSOCIATED WITH CHANGES IN INTEREST RATES.

General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on investment objectives and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments.

MANY OF OUR PORTFOLIO INVESTMENTS WILL BE RECORDED AT FAIR VALUE AS DETERMINED IN GOOD FAITH BY OUR BOARD OF DIRECTORS AND, AS A RESULT, THERE WILL BE UNCERTAINTY AS TO THE VALUE OF OUR PORTFOLIO INVESTMENTS.

A large percentage of our portfolio investments will be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We will value these securities quarterly at fair value as determined in good faith by our board of directors. However, we may be required to value our securities at fair value as determined in good faith by our board of directors to the extent necessary to reflect significant events affecting the value of our securities. Our board of directors may utilize the services of an independent valuation firm to aid it in determining the fair value of these securities. The types of factors that may be considered in fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

THE LACK OF LIQUIDITY IN OUR INVESTMENTS MAY ADVERSELY AFFECT OUR BUSINESS.

We will generally make investments in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or a related party has material non-public information regarding such portfolio company.

WE MAY EXPERIENCE FLUCTUATIONS IN OUR QUARTERLY RESULTS.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

THERE ARE SIGNIFICANT POTENTIAL CONFLICTS OF INTEREST.

Our officers and directors, the officers and directors of Triarc and Deerfield, and the managers, officers and employees of our investment manager, TDM, serve or may serve as officers, directors or principals of entities managed by our affiliates or entities that provide or will provide advisory services to other investment vehicles with investment objectives similar to ours or that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our stockholders' best interests. Moreover, Triarc and Deerfield may from time to time have overlapping investment objectives with those of Triarc Deerfield Investment and accordingly invest in, whether principally or secondarily, asset classes similar to those targeted by Triarc Deerfield Investment. As a result, TDM may face conflicts in the allocation of investment opportunities to Triarc and Deerfield and other Deerfield funds. If those conflicts occur, while TDM, Triarc and Deerfield will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by Triarc or Deerfield managed funds. When members of TDM identify an investment, they may be forced to choose whether one of the members or its affiliates or we should make the investment. To the extent provided by the 1940 Act, we will not invest in any private company in which Triarc, Deerfield or any of their affiliates or any of the unregistered investment funds managed by them already has an investment at that time.

In the course of our investing activities, we will pay management and incentive fees to TDM, and will reimburse TDM for certain expenses it incurs. As a result, investors in our common stock will invest on a "gross" basis and receive distributions on a "net" basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments. As a result of this arrangement, there may be times when the management team of TDM has interests that differ from those of our stockholders, giving rise to a conflict.

TDM will receive a quarterly incentive fee based, in part, on our pre-incentive fee income for the immediately preceding calendar quarter. This incentive fee is subject to a quarterly hurdle rate before providing an incentive fee return to the investment manager. To the extent we or TDM are able to exert influence over our portfolio companies, the quarterly pre-incentive fee may provide TDM with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another.

The part of the incentive fee payable by us that relates to our net investment income will be computed and paid on income that may include interest that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for our investment manager to the extent that it may encourage the investment manager to favor debt financings that provide for deferred interest, rather than current cash payments of interest.

We expect to enter into licensing agreements with Triarc and Deerfield, pursuant to which Triarc and Deerfield will agree to grant us limited, non-exclusive, royalty-free licenses to use the names "Triarc" and "Deerfield," respectively. In addition, we will rent office space from the administrators, and pay the administrators our allocable portion of overhead and other expenses incurred by the administrators in performing their obligations under the administration agreements, which will create conflicts of interest that our board of directors must monitor.

CHANGES IN LAWS OR REGULATIONS GOVERNING OUR OPERATIONS MAY ADVERSELY AFFECT OUR BUSINESS.

We and our portfolio companies will be subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse affect on our business.

WE OPERATE IN A HIGHLY COMPETITIVE MARKET FOR INVESTMENT OPPORTUNITIES.

A number of entities will compete with us to make the types of investments that we plan to make in middle-market companies. We will compete with public and private funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We will not seek to compete primarily based on the interest rates we will offer and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

RISKS RELATED TO OUR INVESTMENTS

WE MAY NOT REALIZE GAINS FROM OUR EQUITY INVESTMENTS.

When we invest in mezzanine or senior secured loans, we may acquire warrants or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

WE HAVE NOT YET IDENTIFIED ANY PORTFOLIO COMPANY INVESTMENTS.

We have not yet identified any potential investments for our portfolio and, thus, you will not be able to evaluate any specific portfolio company investments prior to purchasing shares of our common stock. Additionally, our investments will be selected by our investment manager and our stockholders will not have input into such investment decisions. Both of these factors will increase the uncertainty, and thus the risk, of investing in our shares.

OUR PORTFOLIO MAY BE CONCENTRATED INITIALLY IN A LIMITED NUMBER OF PORTFOLIO COMPANIES, WHICH WILL SUBJECT US TO A RISK OF SIGNIFICANT LOSS IF ANY OF THESE COMPANIES DEFAULTS ON ITS OBLIGATIONS UNDER ANY OF ITS DEBT SECURITIES.

We may initially invest the net proceeds of this offering in a limited number of companies. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

OUR INVESTMENTS IN PROSPECTIVE PORTFOLIO COMPANIES MAY BE RISKY, AND YOU COULD LOSE ALL OR PART OF YOUR INVESTMENT.

Investment in middle-market companies involves a number of significant risks, including:

     o these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

     o they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

     o they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

     o they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment manager may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

WHEN WE ARE A DEBT OR MINORITY EQUITY INVESTOR IN A PORTFOLIO COMPANY, WE MAY NOT BE IN A POSITION TO CONTROL THE ENTITY, AND MANAGEMENT OF THE COMPANY MAY MAKE DECISIONS THAT COULD DECREASE THE VALUE OF OUR PORTFOLIO HOLDINGS.

We anticipate making minority investments. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the shareholders and management of such company may take risks or otherwise act in ways that do not serve our interests. Due to the lack of liquidity in the markets for our investments in privately-held companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

WE MAY BE UNABLE TO OBTAIN A CREDIT FACILITY ON TERMS THAT ARE ACCEPTABLE TO US, WHICH COULD INHIBIT THE GROWTH OF OUR BUSINESS AND ADVERSELY AFFECT OUR PERFORMANCE.

We will have a continuing need for capital to finance our investments. In order to maintain RIC status, we will be required to distribute to our stockholders at least 90% of the sum of "investment company taxable income" (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax exempt interest to our stockholders on an annual basis. Accordingly, such earnings will not be available to fund additional investments. Therefore, we may need to raise additional capital, which we expect to finance in part through a credit facility. We may not be able to obtain a credit facility on terms that we find acceptable, if at all. The unavailability of funds from commercial banks or other sources on favorable terms could inhibit the growth of our business and have a material adverse effect on our performance.

ECONOMIC RECESSIONS OR DOWNTURNS COULD IMPAIR OUR PORTFOLIO COMPANIES AND HARM OUR OPERATING RESULTS.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided significant managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

AN INVESTMENT STRATEGY FOCUSED PRIMARILY ON PRIVATELY-HELD COMPANIES PRESENTS CERTAIN CHALLENGES, INCLUDING THE LACK OF AVAILABLE INFORMATION ABOUT THESE COMPANIES, A DEPENDENCE ON THE TALENTS AND EFFORTS OF ONLY A FEW KEY PORTFOLIO COMPANY PERSONNEL AND A GREATER VULNERABILITY TO ECONOMIC DOWNTURNS.

We will invest primarily in privately-held companies. Generally, little public information exists about these companies, and we will be required to rely on the ability of the members of TDM's investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. These factors could affect our investment returns.

OUR PORTFOLIO COMPANIES MAY INCUR DEBT THAT RANKS EQUALLY WITH, OR SENIOR TO, OUR INVESTMENTS IN SUCH COMPANIES.

We intend to invest primarily in mezzanine and senior secured loans to U.S. private middle-market companies. The portfolio companies usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

OUR INCENTIVE FEE MAY INDUCE TDM TO MAKE CERTAIN INVESTMENTS, INCLUDING SPECULATIVE INVESTMENTS.

The incentive fee payable by us to TDM may create an incentive for TDM to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our investment manager is determined, which is calculated as a percentage of the return on invested capital, may encourage our investment manager to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in this offering. In addition, the investment manager will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment manager may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to TDM also may create an incentive for TDM to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, includes accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash.

OUR INVESTMENT MANAGER'S LIABILITY WILL BE LIMITED UNDER THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT, AND WE WILL AGREE TO INDEMNIFY OUR INVESTMENT MANAGER AGAINST CERTAIN LIABILITIES, WHICH MAY LEAD OUR INVESTMENT MANAGER TO ACT IN A RISKIER MANNER ON OUR BEHALF THAN IT WOULD WHEN ACTING FOR ITS OWN ACCOUNT.

Our investment manager has not assumed any responsibility to us other than to render the services described in the investment advisory and management agreement, and it will not be responsible for any action of our board of directors in declining to follow our investment manager's advice or recommendations. Pursuant to the investment advisory and management agreement, our investment manager and its managing members, officers and employees will not be liable to us for their acts, except for acts constituting gross negligence, recklessness or willful misconduct in connection with their duties under the investment advisory and management agreement. Pursuant to the investment advisory and management agreement we will agree to indemnify our investment manager and its managing members, officers and employees with respect to all expenses, losses, damages, liabilities, demands, charges and claims arising from acts of our investment manager not constituting gross negligence, recklessness or willful misconduct. These protections may lead our investment manager to tolerate more risk when acting on our behalf than it would when acting for its own account.

OUR INVESTMENTS IN FOREIGN DEBT SECURITIES MAY INVOLVE SIGNIFICANT RISKS IN ADDITION TO THE RISKS INHERENT IN U.S. INVESTMENTS.

Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to: future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain foreign securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

We may employ hedging techniques to minimize currency exchange rate risks or interest rate risks, but we can offer no assurance that such strategies will be effective. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

RISKS RELATING TO THIS OFFERING

THERE IS A RISK THAT YOU MAY NOT RECEIVE DIVIDENDS OR THAT OUR DIVIDENDS MAY NOT GROW OVER TIME.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OF OUR CHARTER AND BYLAWS COULD DETER TAKEOVER ATTEMPTS AND HAVE AN ADVERSE IMPACT ON THE PRICE OF OUR COMMON STOCK.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of Triarc Deerfield Investment or the removal of our directors. We are subject to the Maryland Business Combination Act and subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

INVESTING IN OUR SHARES MAY INVOLVE AN ABOVE AVERAGE DEGREE OF RISK.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

THE MARKET PRICE OF OUR COMMON STOCK MAY FLUCTUATE SIGNIFICANTLY.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

     o significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

     o changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

     o   loss of RIC status;

     o   changes in earnings or variations in operating results;

     o   changes in the value of our portfolio of investments;

     o any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

     o   departure of TDM's key personnel;

     o   operating performance of companies comparable to us;

     o   general economic trends and other external factors; and

     o   loss of a major funding source.

WE MAY ALLOCATE THE NET PROCEEDS FROM THIS OFFERING IN WAYS WITH WHICH YOU MAY NOT AGREE.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

PRIOR TO THIS OFFERING, THERE HAS BEEN NO PUBLIC MARKET FOR OUR COMMON STOCK, AND WE CANNOT ASSURE YOU THAT THE MARKET PRICE OF OUR SHARES WILL NOT DECLINE FOLLOWING THE OFFERING.

We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

YOU WILL SUFFER IMMEDIATE DILUTION.

We expect the initial public offering price of our shares to be higher than the book value per share of our outstanding common stock. Accordingly, investors purchasing shares of common stock in this offering will:

     o pay a price per share that exceeds the value of our tangible assets after subtracting liabilities; and

     o contribute [ ]% of the total amount invested to date to fund us but own only [ ]% of the shares of common stock outstanding after this offering.

SALES OF SUBSTANTIAL AMOUNTS OF OUR COMMON STOCK IN THE PUBLIC MARKET MAY HAVE AN ADVERSE EFFECT ON THE MARKET PRICE OF OUR COMMON STOCK.

Upon consummation of this offering, we will have [ ] shares of common stock outstanding (or [ ] shares of common stock if the over-allotment option is fully exercised). Following this offering, sales of substantial amounts of our common stock or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

                           FORWARD-LOOKING STATEMENTS

Some of the statements contained in this prospectus are "forward-looking statements" that involve risks, uncertainties and assumptions with respect to us, including some statements concerning the transactions described in this prospectus, future results, plans, goals and other events which have not yet occurred. You can find many (but not all) of these statements by looking for words like "will," "may," "believes," "expects," "anticipates," "forecast," "future," "intends," "plans" and "estimates" and for similar expressions. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

     o   our future operating results;

     o   our business prospects and the prospects of our portfolio companies;

     o   the impact of investments that we expect to make;

     o   our contractual arrangements and relationships with third parties;

     o the dependence of our future success on the general economy and its impact on the industries in which we invest;

     o   the ability of our portfolio companies to achieve their objectives;

     o   our expected financings and investments;

     o   the adequacy of our cash resources and working capital; and

     o the timing of cash flows, if any, from the operations of our portfolio companies.

These forward-looking statements are based on our current expectations, speak only as of the date of this prospectus and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Many important factors could affect our future results and could cause those results to differ materially from those expressed in the forward-looking statements contained in this prospectus, including the factors set forth in "Risk Factors" and elsewhere in this prospectus.

Although we will not undertake and specifically decline any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

              DISCUSSION OF MANAGEMENT'S EXPECTED OPERATING PLANS

OVERVIEW

Triarc Deerfield Investment was incorporated under the Maryland General Corporation Law in April 2004. We have elected to be treated as a business development company under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in "qualifying assets," including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. This offering will significantly increase our capital resources.

REVENUES

We plan to generate revenue in the form of interest payable on the debt securities that we hold and capital gains, if any, on warrants or other equity interests that we may acquire in portfolio companies. We expect our investments in debt securities, whether in the form of mezzanine or senior secured loans, to have a term of five to ten years and typically to bear interest at a fixed or floating rate. Interest on debt securities will be payable generally quarterly or semi-annually, with the amortization of principal generally being deferred for several years from the date of the initial investment. In some cases, we will also defer payments of interest for the first few years after our investment. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing significant managerial assistance and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned.

EXPENSES

Our primary operating expenses will include the payment of investment management fees, administration fees and overhead expenses, including our allocable portion of overhead under the administration agreements. Our investment management fee will compensate our investment manager for its work in identifying, evaluating, negotiating, closing and monitoring our investments. See "Management--Investment Advisory and Management Agreement," and "--Administration Agreements." We will bear all other costs and expenses of our operations and transactions, including those relating to our initial organization and this offering; calculating our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by TDM payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; administration fees payable under the administration agreements; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees: registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or the administrators in connection with administering our business, such as our allocable portion of overhead under the administration agreements.

To the extent that any of our loans are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options and forward contracts. Costs incurred in entering into such contracts or in settling them will be borne by us.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. In the future, we may also fund a portion of our investments through borrowings from banks and issuances of senior securities. We do not expect to incur such indebtedness until the proceeds of this offering have been substantially invested. In the future, we may also securitize a portion of our investments in mezzanine or senior secured loans or other assets. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock. Immediately after this offering, we expect to have cash resources in excess of $[ ] million and no indebtedness. This amount does not take into account the exercise of the over-allotment option. See "Use of Proceeds."

DIVIDEND POLICY

In order to qualify as a RIC and to avoid corporate-level tax on our income, we must distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, on an annual basis out of the assets legally available for such distributions. We intend to pay dividends on a quarterly basis. In addition, we also intend to distribute any realized net capital gains (I.E., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually out of the assets legally available for such distributions.

CONTRACTUAL OBLIGATIONS

We expect to enter into several contracts under which we have material future commitments, the investment advisory and management agreement, pursuant to which TDM will agree to serve as our investment manager; the administration agreements, pursuant to which the administrators will agree to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations; and license agreements with Triarc and Deerfield, pursuant to which Triarc and Deerfield will agree to grant us limited, non-exclusive, royalty-free licenses to use the names "Triarc" and "Deerfield," respectively. Payments under the investment advisory and management agreement in future periods will be equal to a percentage of the value of our gross assets plus an incentive fee based on Triarc Deerfield Investment's performance. Payments under the administration agreements will be equal to administration fees and an amount based upon our allocable portion of the administrators' overhead in performing their obligations under the administration agreements, including rent, technology systems and insurance. See "Management--Investment Advisory and Management Agreement," "--Administration Agreements" and "--License Agreements." Each of these contracts may be terminated by either party without penalty upon not more than 60 days' written notice to the other.

                                 USE OF PROCEEDS

We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies described in this prospectus. We anticipate that substantially all of the net proceeds of this offering will be invested in that manner within two years, depending on the availability of appropriate investment opportunities and other market conditions. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in short-term securities.

                                    DIVIDENDS

We intend to distribute quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors.

To maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (I.E., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under "Material U.S. Federal Income Tax Considerations." We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We expect to maintain an "opt out" dividend reinvestment plan for our common stockholders. Pursuant to such plan, if we declare a dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. See "Dividend Reinvestment Plan."

                                 CAPITALIZATION

The following table sets forth our actual capitalization at [______], 2004 and our capitalization as adjusted to reflect the effects of the sale of our common stock in this offering at an assumed public offering price of $[ ] per share, after deducting the underwriting discounts and commissions and organizational and offering expenses payable by us. You should read this table together with "Use of Proceeds" and our balance sheet included elsewhere in this prospectus.

                                                                                           [______], 2004
                                                                                   ACTUAL           AS ADJUSTED(1)
                                                                                     (AMOUNTS IN THOUSANDS)
Assets:
Cash...................................................................        $                     $
Total assets...........................................................        $                     $
                                                                               ============          ============

Stockholders' equity:
Common stock, par value $0.001 per share; [___] common shares
authorized, [___] common shares outstanding, actual; [       ]
common shares outstanding, as adjusted.................................
Capital in excess of par value.........................................
                                                                               ------------          ------------
Total stockholders' equity.............................................        $                     $
                                                                               ============          ============

---------------------

(1)  Does not include the underwriters' over-allotment option of [ ] shares.

                                    BUSINESS

TRIARC DEERFIELD INVESTMENT CORPORATION

Triarc Deerfield Investment Corporation is a newly organized, closed-end management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the "1940 Act." Triarc Deerfield Investment's investment objective is to generate both current income and capital appreciation primarily through investments in debt and equity securities of U.S. middle-market companies. We intend to elect to be treated for U.S. federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986. See "Material U.S. Federal Income Tax Considerations."

Although we anticipate that most of the investments in our portfolio are likely to be in long-term subordinated loans, referred to as mezzanine loans, and senior secured loans to U.S. middle-market companies, we may invest throughout the capital structure of these companies, including common and preferred equity, options and warrants, high-yield bonds, distressed debt and other structured securities. We expect that our investments will range between $10 million and $75 million each, although this investment size may vary. In this prospectus, we use the term "middle-market" to refer to companies with annual revenues of approximately $25 million to $1 billion.

Because investments in senior secured loans may be made over a shorter time frame than investments in mezzanine loans, we anticipate that as we begin to implement our investment strategy our portfolio will consist primarily of senior secured loans. Over time, however, we expect that our portfolio will include a significant amount of mezzanine loans.

While our primary focus will be to generate current income through investments in loans, we may invest up to 30% of our portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in high-yield bonds, distressed debt, real estate related assets, asset-backed securities, credit derivatives, private equity or securities of public companies that are not thinly traded.

TRIARC DEERFIELD MANAGEMENT LLC

Our investment manager will be Triarc Deerfield Management LLC, an investment manager to be jointly formed by Triarc Companies, Inc. and Deerfield & Company LLC (the parent of Deerfield Capital Management LLC) and to be registered as an investment adviser with the SEC. TDM will manage our portfolio through teams of investment professionals and an investment committee comprised of senior members from Triarc and Deerfield. These teams and the investment committee will be supported by and have access to the management, analytical capabilities and support personnel of Triarc and Deerfield.

ABOUT TRIARC AND DEERFIELD

Triarc is a New York Stock Exchange listed holding company. Triarc and its professional team, led by Nelson Peltz and Peter May, have extensive experience in building, nurturing and operating middle-market companies and creating stockholder value. Under their stewardship, middle-market companies such as Snapple Beverage Corp., Triangle Industries, Inc. (through its acquisition of National Can Corporation and American Can Company and the formation of American National Can Company, one of the world's largest packaging companies at the time), Encore Capital Group, Inc. and National Propane Partners, L.P., among others, have become (or have regained their position as) industry leaders through the implementation of new strategic approaches, the facilitation or provision of investment capital and the cultivation of new management teams. Through its subsidiaries, Triarc is also the franchisor of the Arby's restaurant system, the tenth largest quick service restaurant chain in the United States, and the owner of approximately 235 Arby's restaurants located in the United States.

Deerfield is a leading investment manager offering a diverse range of fixed income strategies, primarily to institutional investors. Deerfield managed more than $8 billion in assets as of April 1, 2004, including approximately $7.2 billion in collateralized debt obligations, approximately $650 million in fixed income arbitrage hedge funds and approximately $250 million in separately managed accounts. Of the $8 billion in assets under management, more than $2.2 billion is invested in senior secured and unsecured, non-investment grade loans.

Deerfield's investment team has significant experience investing in middle-market companies across a broad range of industries, and has established extensive risk management procedures for monitoring its portfolios.

Triarc is engaged in negotiations with certain owners of Deerfield's parent company concerning the possible acquisition by Triarc of a controlling interest in Deerfield's parent company and an additional capital commitment by Triarc, in the aggregate amount of approximately $175 million. In any such acquisition, the senior management of Deerfield would retain a significant ownership interest in Deerfield. Additionally, it is expected that subsequent to any such acquisition Deerfield's senior management, including its Chairman and Chief Executive Officer, Gregory Sachs, its President, Scott Roberts, and its Chief Investment Officer, Jonathan Trutter, would remain in their current roles, and that Deerfield's portfolio management teams would remain intact. There can be no assurance that the owners of Deerfield's parent company will enter into a definitive agreement with Triarc to sell a controlling interest in Deerfield's parent company or that such an acquisition will be completed.

COMPETITIVE ADVANTAGES

We believe that Triarc's strength in identifying attractive middle-market companies and helping them to achieve their strategic and operating goals, combined with Deerfield's considerable fixed income investing platform and infrastructure should give us competitive advantages over other capital providers to middle-market companies, including:

     o EXTENSIVE EXPERIENCE INVESTING IN AND LENDING TO MIDDLE-MARKET COMPANIES. We believe that we are well-positioned to tap the substantial demand for middle market financing through Triarc's and Deerfield's experience in analyzing and managing investments in this segment. Over $2.2 billion of Deerfield's $8 billion of assets under management is invested in senior secured and unsecured, non-investment grade loans, primarily to companies within our target market. Deerfield's leadership status and daily participation in the primary and secondary loan markets should provide us with advantages identifying, structuring and managing extensive portfolios of credits. Complementing this expertise is Triarc's and its principals' extensive experience in sourcing attractive opportunities and investing in, building, nurturing and operating middle-market companies such as Snapple Beverage Corp., Triangle Industries, Inc. (through its acquisition of National Can Corporation and American Can Corporation and the formation of American National Can Company, one of the world's largest packaging companies at the time), Encore Capital Group, Inc. and National Propane Partners, L.P., among others.

     o COMPLEMENTARY INVESTMENT DISCIPLINES. In pursuing investment opportunities, we will adopt the approaches of Triarc and Deerfield in focusing on the risk/reward profile of each prospective portfolio company and seeking out businesses with significant operating leverage, sustainable and predictable cash flows and long-term growth prospects. Deerfield's strengths in credit analysis and risk management will be complemented by Triarc's expertise in providing strategic leadership and financial resources to enable these operating companies to develop and implement focused, growth-oriented business plans. We intend to leverage Triarc's experience in providing proactive management assistance to its subsidiaries, to make us a preferred financing source and to augment our ability to fulfill one of the main responsibilities of a business development company.

     o ACCESS TO EXISTING INVESTMENT, RISK MANAGEMENT AND OPERATIONS INFRASTRUCTURE. Triarc Deerfield Investment will benefit from Deerfield's dedicated professional staff, proprietary systems and software and procedures, which are essential for successfully building and running large portfolios of credits. Among other areas, Deerfield has expertise in sourcing, closing and monitoring investments, portfolio management and other administrative, accounting and regulatory compliance functions. Deerfield has an established group of investment professionals who analyze and monitor hundreds housands of credits on a regular basis. Triarc will supplement our investment analysis and risk management processes by providing strategic direction, as well as extensive operational, logistical and analytical support. Moreover, Triarc's and Deerfield's professionals have regular dialogue with company management teams, investment banks and research analysts, which enhances their internal analytical capabilities and allows us to take actions in a time-efficient manner.

     o PROPRIETARY DEAL SOURCING CAPABILITY. We intend to capitalize on the proprietary deal sourcing opportunities that are generated by Triarc. Due to its significant capital resources, extensive network of contacts, reputation and record of past successes building middle-market companies, Triarc generates significant proprietary investment opportunities focused primarily on the middle-market segment. In addition, we believe that Triarc's and Deerfield's established relationships with financial intermediaries, private equity investors and management teams will further enhance our deal sourcing capabilities. We have already identified several middle-market opportunities that we believe are underserved by traditional financing sources. For example, Triarc's involvement as the franchisor and an operator of Arby's restaurants and past ownership of the Snapple Beverage Group provides us with an understanding of the financing needs of the restaurant industry and beverage manufacturers and distributors. In addition, Triarc's ownership interest in Encore Capital Group, Inc., a leading middle-market specialty finance company, also provides us with the expertise and market contacts to tap the charged-off receivables financing market.

     o EXPERTISE IN INVESTING IN DIFFERENT ASSET CLASSES. In addition to our core focus on senior secured and mezzanine lending, Triarc's and Deerfield's understanding of and experience investing in numerous other asset classes will provide yield enhancing opportunities throughout the capital structure, as well as diversification and risk management across the portfolio. Specifically, we expect to benefit from Deerfield's experience in managing more than $8 billion of assets, including large portfolios of corporate bonds, bank loans and asset-backed securities, as well as a variety of fixed income arbitrage hedge funds. Triarc and Deerfield also have extensive experience with a number of other asset classes including high yield bonds, distressed debt, private equity, real estate related assets and securities of public companies. Triarc, Deerfield and their principals have over 30 years of experience successfully structuring highly complex and innovative financing transactions, often utilizing pioneering structures and securities, and have raised over $15 billion in debt and equity financings.

     o ESTABLISHED INDUSTRY FOCUS. Triarc and Deerfield have extensive experience in owning, operating, managing and investing in companies across a broad range of industries that offer both stable cash flows and strong growth potential. Triarc and its principals have owned, acquired and developed companies in numerous industries, including restaurants, food and beverages, charged-off consumer receivables, packaging, manufacturing, textiles, propane distribution, real estate and specialty chemicals. Through these companies, they have developed operational strategies, which anticipate and capitalize on consumer preferences and industry-wide trends. Deerfield also manages diversified portfolios with investments in a wide variety of industries. In the process of acquiring and monitoring interests in these portfolio companies and subsidiaries, Triarc and Deerfield have also developed long-term relationships with management consultants, management teams and research analysts. These relationships should provide us with valuable insight in choosing the industries and markets in which we will invest, while also enabling us to source attractive investment opportunities through various economic cycles.

     o LONGER INVESTMENT HORIZON WITH ATTRACTIVE PUBLICLY TRADED MODEL. Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements often typically stipulate that these funds, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. These provisions sometimes force private equity and venture capital funds to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles will provide us with the opportunity to generate returns on invested capital and enable us to be a more attractive financing source for our portfolio companies.

MARKET OPPORTUNITY

We believe that the size of the middle-market, coupled with the demands of these companies for flexible sources of capital, creates an attractive investment environment for Triarc Deerfield Investment.

     o WE BELIEVE THAT THE MARKET FOR LENDING TO MIDDLE-MARKET COMPANIES IS INCREASINGLY UNDERSERVED BY TRADITIONAL FINANCING SOURCES. Between 1990 and September 2003, the broad-based consolidation in the U.S. financial services industry has reduced the number of FDIC-insured financial institutions from approximately 15,000 to 9,000. We believe that the remaining financial institutions have de-emphasized their service and product offerings to middle-market businesses in recent years in favor of lending to large corporate clients and managing capital markets transactions.

     o AT THE SAME TIME, WE BELIEVE MIDDLE-MARKET COMPANIES HAVE FACED INCREASING DIFFICULTY IN RAISING DEBT THROUGH THE CAPITAL MARKETS. While many middle-market companies were formerly able to raise funds by issuing high-yield bonds, we believe this market has become more difficult as institutional investors have sought to invest in larger, more liquid offerings. As evidence of this trend, the average deal size in the high-yield market has grown from approximately $135 million in 1997 to almost $300 million in 2003 and, in 2003, fewer than 7% of the high-yield issues raised less than $100 million.

     o WE ALSO BELIEVE THAT COMMERCIAL LENDERS HAVE ADOPTED A MORE RISK-AVERSE APPROACH TO LENDING THAT HAS RESULTED IN TIGHTENED CREDIT STANDARDS. We believe this trend has further reduced the financial options and the amount of capital available to middle-market companies from traditional commercial lenders.

     o IN RECENT YEARS, WE BELIEVE REGIONAL BANKS--WHICH HAVE HISTORICALLY CONSTITUTED THE PRIMARY SOURCE OF CAPITAL FOR MIDDLE-MARKET COMPANIES--HAVE FOCUSED INCREASINGLY ON ASSET-SUPPORTED SENIOR FINANCING. We believe this development has created an opportunity for non-bank lenders, such as business development companies, to provide middle-market companies with more flexible forms of financing, such as mezzanine and senior secured loans.

     o WE BELIEVE THERE IS A LARGE POOL OF UN-INVESTED PRIVATE EQUITY CAPITAL LIKELY TO SEEK MEZZANINE CAPITAL TO SUPPORT PRIVATE INVESTMENTS. We expect that private equity firms will be active investors in middle-market companies and that these private equity funds will seek to leverage their investments by combining capital with mezzanine and/or senior secured loans from other sources. Industry sources suggest that, as of 2004, private equity funds had invested an average of just 45% of their available capital and that such funds currently have between $100 and $125 billion of committed capital available for investment. We believe that if such capital was invested it could support a significant increase in U.S. mergers and acquisitions volume and U.S. leveraged buy-out volume. We believe that, when proposing a private investment, private equity funds generally seek to package their equity investments together with senior secured and/or mezzanine loans, which should provide opportunities for us to pair with such funds.

OPERATING AND REGULATORY STRUCTURE

Our investment activities will be managed by TDM and supervised by our board of directors, a majority of whom are independent of Triarc, Deerfield and their affiliates. TDM is a newly formed investment manager that will be registered under the Investment Adivisors Act of 1940, or the "Advisers Act." Under our investment advisory and management agreement, we will agree to pay TDM an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See "Management--Investment Advisory and Management Agreement."

As a business development company, we will be required to comply with certain regulatory requirements. For example, to the extent provided by the 1940 Act, we will not invest in any private company in which Triarc, Deerfield or any of their affiliates or any of the unregistered investment funds managed by them already has an investment at that time. Also, while we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects. We have not decided whether, and to what extent, we will finance investments using debt. However, we do not expect to use debt until the proceeds of this offering have been substantially invested. See "Regulation." We intend to elect to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986. See "Material U.S. Federal Income Tax Considerations."

INVESTMENTS

Triarc Deerfield Investment will seek to create a diversified portfolio that will include mezzanine and senior secured loans by investing approximately $10 to $75 million of capital, on average, in the securities of U.S. middle-market companies. We expect that our target portfolio over time will include both mezzanine and senior secured loans among other types of investments. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and is often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrowers' capital structure. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

Upon completion of this offering and pending implementation of our investment strategy, we expect to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less from the date of our investment. As we begin to implement our investment strategy, our portfolio will consist primarily of senior secured loans because we believe that we will be able to invest in senior secured loans more rapidly than we can invest in mezzanine loans. Over time, however, we expect that a significant portion of our portfolio will consist of mezzanine loans and other asset classes. In addition to mezzanine and senior secured loans, we may invest up to 30% of our portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in high-yield bonds, distressed debt, real estate related assets, asset-backed securities, credit derivatives, private equity or securities of public companies that are not thinly traded.

Additionally, we may acquire investments in the secondary market and, in analyzing such investments, we will employ the same analytical process as we use for our primary investments.

Our principal focus will be to provide mezzanine and senior secured loans to U.S. middle-market companies in a variety of industries. We will generally seek to target companies that generate positive cash flows. We will generally seek to invest in companies from the broad variety of industries in which Triarc and Deerfield have direct expertise. We may invest in other industries if we are presented with attractive opportunities.

In an effort to increase returns and the number of loans made, we may in the future seek to securitize a portion of our loans. To securitize loans, we would contribute a pool of loans to a wholly owned subsidiary and sell investment grade fixed income securities issued by such subsidiary to investors willing to accept a lower interest rate to invest in investment-grade loan pools. Our retained interest in the subsidiary would consequently be subject to first loss on the loans in the pool. We may use the proceeds of such sales to pay down bank debt, to fund additional investments or for other corporate purposes.

To the extent provided by the 1940 Act, we will not invest in any private company in which Triarc, Deerfield or any of their affiliates or any of the unregistered investment funds managed by them already has an investment at that time.

INVESTMENT SELECTION

TDM intends to utilize the same, value-oriented philosophy used by Triarc and Deerfield and will commit resources to managing downside exposure.

PROSPECTIVE PORTFOLIO COMPANY CHARACTERISTICS

We have identified several criteria that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions; however, we caution you that not all of these criteria will be met by each prospective portfolio company in which we choose to invest. Generally, we will seek to utilize our access to information generated by Triarc's and Deerfield's personnel to identify investment candidates and to structure investments quickly and effectively.

         FUNDAMENTAL ANALYSIS WITH A VALUE ORIENTATION. Our investment philosophy will place a premium on fundamental credit analysis and will have a distinct value orientation. From a debt perspective, we will focus on companies that we believe have sufficient cash flow to service principal and interest on a timely basis. When looking at equity investments, we will seek to invest at relatively low multiples of operating cash flow.

         EXPERIENCED MANAGEMENT. We will generally require that our portfolio companies have an experienced management team. We will also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests.

         PRODUCTS AND SERVICES WITH A COMPETITIVE MARKET POSITION. We will seek to invest in target companies that have developed defendable market positions within their respective markets and are well positioned to capitalize on growth opportunities. We will seek companies that demonstrate competitive advantages versus their competitors, which should help to protect their market position and profitability.

         EXIT STRATEGY. We will seek to invest in companies that we believe will provide a predictable cash flow. We expect that cash flow will be a key means by which we exit from our investments over time although from time to time underlying asset valuations will be considered in our investment criteria. In addition, we will also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction.

         LIQUIDATION VALUE OF ASSETS. The prospective liquidation value of the assets, if any, will be an important factor in our credit analysis. We will emphasize both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, customer lists, networks and databases.

DUE DILIGENCE

Our investment manager will conduct diligence on prospective portfolio companies consistent with the approaches previously adopted by Triarc and Deerfield. Both Triarc and Deerfield have reputations for conducting exhaustive due diligence investigations in their investment and acquisition activities. In conducting their due diligence, Triarc and Deerfield use publicly available information as well as information from their extensive relationships with former and current management teams, consultants, competitors and investment bankers and the direct experience of Triarc and Deerfield management.

Our due diligence will typically include:

     o   review of historical and prospective financial information;

     o   on-site visits;

     o interviews with management, employees, customers and vendors of the potential portfolio company;

     o   review of senior loan documents;

     o   accounting practices;

     o   background checks; and

     o research relating to the company's management, industry, markets, products and services, and competitors.

Upon the completion of due diligence and a decision to proceed with an investment in a company, the research analyst evaluating a transaction will present the investment opportunity to the investment manager's investment committee, which will determine whether to pursue the potential investment. Additional due diligence with respect to any investment may be conducted on our behalf by our counsel and accountants prior to the closing of the investment, as well as other outside advisors, as appropriate.

INVESTMENT STRUCTURE

Once we have determined that a prospective portfolio company is suitable for investment, we will work with the management of that company and its other capital providers, including senior, junior and equity capital providers, to structure an investment.

We anticipate structuring our mezzanine investments primarily as unsecured, subordinated loans that provide for relatively high, fixed interest rates that will provide us with significant current interest income. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after our investment. Also, in some cases our mezzanine loans will be collateralized by a subordinated lien on some or all of the assets of the borrower. Typically, our mezzanine loans will have maturities of five to ten years.

We also anticipate investing in portfolio companies in the form of senior secured loans. We expect these senior secured loans generally have terms of one to ten years and may provide for deferred interest payments in the first few years of the term of the loan. We generally will obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of these loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company.

In the case of our mezzanine and senior secured loan investments, we will tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, when structuring a debt investment, TDM will seek to limit the downside potential of our investments by:

     o requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

     o incorporating "put" rights and call protection into the investment structure; and

     o negotiating covenants and other contractual provisions in connection with our investments. Such provisions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Our investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Any warrants we receive with our debt securities generally will require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. TDM may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we will also obtain registration rights in connection with these equity interests. We will seek to achieve additional investment return from the appreciation and sale of these warrants.

We expect to hold most of our investments to maturity or repayment, but will sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company.

OTHER INVESTMENTS

         In addition to making the types of investments described above, we may, to the extent permitted by the 1940 Act, make additional investments in other types of securities, including the following:

         HIGH YIELD BONDS. We may invest in high yield bonds, i.e., income securities that are typically lower grade securities. Our investments in high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features as well as a broad range of maturities.

Lower grade securities are securities that are rated below investment grade, such as those rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies ("S&P") or securities comparably rated by other rating agencies, or unrated securities determined by TDM to be of comparable quality. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB and B by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for us to sell certain securities or could result in lower prices than those used in calculating our net asset value.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in our relative share price volatility.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody's, S&P and any other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, TDM also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that we invest in lower grade securities that have not been rated by a rating agency, our ability to achieve our investment objectives will be more dependent on TDM's credit analysis than would be the case when we invest in rated securities.

         DISTRESSED DEBT. We may invest in debt securities and other obligations of distressed companies. Investment in distressed debt is speculative and involves significant risk, including possible loss of the principal invested. Distressed debt obligations may be performing or non-performing and generally trade at prices substantially lower than lower grade securities of companies in similar industries.

         EQUITY SECURITIES. We may also invest in equity securities, including common and preferred stocks of issuers selected through TDM's disciplined investment process.

         COMMON STOCK. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which we have exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

         PREFERRED SECURITIES. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by us determine not to pay dividends on such stock, the amount of dividends we pay may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which we may invest will be declared or otherwise made payable.

         The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the dividends received deduction. Because the claim on an issuer's earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, our holdings of higher rate-paying fixed rate preferred securities may be reduced and we would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

         FOREIGN SECURITIES. We may invest in foreign securities, which may include securities denominated in U.S. dollars or in foreign currencies or multinational currency units. We may invest in foreign debt securities of foreign company issuers, but investments in such securities will not comprise more than 5% of our total assets. We will consider a company to be a U.S. company and not a foreign company if it was organized in the U.S. and its primary business office is in the U.S. Foreign debt securities markets generally are not as developed or efficient as those in the United States. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

         We will also be subject to additional risks if we invest in foreign debt securities, including possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

         Because foreign securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates, exchange control regulations and currency devaluation.

         SHORT-TERM DEBT SECURITIES; TEMPORARY DEFENSIVE POSITION. During the period in which the net proceeds of this offering of common shares are being invested, during periods in which TDM determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a portfolio security or the issuance of additional securities or borrowing money by us, all or any portion of our assets may be invested in cash or cash equivalents. TDM's determination that it is temporarily unable to follow our investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of our investment strategy is extremely limited or absent. In such a case, our shares may be adversely affected and we may not pursue or achieve our investment objective.

         STRATEGIC TRANSACTIONS. We may, but are not required to, use various strategic transactions described below to, facilitate portfolio management, mitigate risks and generate total return. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors. Although TDM will seek to use the practices to further our investment objective, no assurance can be given that these practices will achieve this result.

         We may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity indices, and other financial instruments, purchase and sell financial futures contracts and options thereon and engage in swaps. We also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "strategic transactions." We generally seek to use strategic transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for our portfolio, protect the value of our portfolio, facilitate the sale of certain securities for investment purposes, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. We may use strategic transactions to enhance potential gain although we will commit variation margin for strategic transactions that involve futures contracts only in accordance with the rules of the Commodity Futures Trading Commission.

         Strategic transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use strategic transactions depends on TDM's ability to predict pertinent market movements, which cannot be assured. Thus, the use of strategic transactions may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security that it might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to strategic transactions are not otherwise available to us for investment purposes.

SIGNIFICANT MANAGERIAL ASSISTANCE

As a business development company, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.

ONGOING RELATIONSHIPS WITH PORTFOLIO COMPANIES

MONITORING

TDM will monitor our portfolio companies on an ongoing basis. TDM will monitor the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action for each company.

TDM will have several methods of evaluating and monitoring the performance and fair value of our investments, which may include, but are not limited to, the following:

     o assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

     o periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

     o   comparisons to other companies in the industry;

     o   attendance at and participation in board meetings; and

     o review of monthly and quarterly financial statements and financial projections for portfolio companies.

VALUATION PROCESS

The following is a description of the steps we will take each quarter to determine the value of our portfolio. Investments for which market quotations are readily available will be recorded in our financial statements at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

     o TDM will perform a valuation process relying on market comparables, transaction comparables and other valuation analyses;

     o an independent valuation firm may be engaged by our board of directors to review these preliminary valuations;

     o the audit committee of our board of directors will review the valuations; and

     o the board of directors will discuss the valuation of the various investments and advise TDM on its determination regarding fair value.

When we make investments that involve deferrals of interest payable to us, any increase in the value of the investment due to the accrual or receipt of payment of interest will be allocated to the increase in the cost basis of the investment, rather than to capital appreciation or gain.

COMPETITION

Our primary competitors to provide financing to middle-market companies will include public and private funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We expect to use the industry knowledge of Triarc and Deerfield personnel to which we will have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of the senior managers of TDM and of Triarc and Deerfield will enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see "Risk Factors--Risks Relating to our Business and Structure--We operate in a highly competitive market for investment opportunities."

STAFFING

We do not currently have any employees. Promptly after completion of the offering, we will have a chief executive officer, chief financial officer and chief compliance officer (and to the extent necessary, a controller). Our day-to-day operation will be managed by TDM. In the future, we expect TDM will hire additional investment professionals. See "Management--Investment Advisory and Management Agreement." In addition, the administrators will provide us with day-to-day administrative services. See "Management--Administration Agreements." We will add additional staff to the extent additional resources are required.

PROPERTIES

Our offices are located at 280 Park Avenue, New York, NY 10017. We believe that we have or will have available to us office facilities that are or will be suitable and adequate for our business as it is contemplated to be conducted.

LEGAL PROCEEDINGS

We and TDM are not currently subject to any material legal proceedings.

                                   MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of [____] members, [____] of whom are not "interested persons" of Triarc Deerfield Investment as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who will serve at the discretion of the board of directors.

BOARD OF DIRECTORS

Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

DIRECTORS

Information regarding the board of directors is as follows:

                                                                                    DIRECTOR
              NAME                  AGE                 POSITION                     SINCE      EXPIRATION OF TERM
----------------------------       -----        ----------------------------        --------    ------------------





The address for each director is c/o Triarc Deerfield Investment Corporation.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Information regarding our executive officers who are not directors is as follows:

              NAME                  AGE                 POSITION
----------------------------       -----        ----------------------------



The address for each executive officer is c/o Triarc Deerfield Investment Corporation.

BIOGRAPHICAL INFORMATION

Our directors have been divided into two groups: interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act.

INDEPENDENT DIRECTORS



INTERESTED DIRECTORS



EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS



COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE

The members of the audit committee are [_______] , each of whom is independent for purposes of the 1940 Act and the [___________] corporate governance regulations. [______] serves as chairman of the audit committee. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee will utilize the services of an independent valuation firm to help them determine the fair value of these securities.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The members of the nominating and corporate governance committee are [__________], each of whom is independent for purposes of the 1940 Act and the [___________] corporate governance regulations. [______] serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

COMPENSATION OF DIRECTORS

The following table shows information regarding the compensation expected to be received by the independent directors for the calendar year ending December 31, 2004. No compensation is paid to directors who are "interested persons."

                                                                                                  TOTAL COMPENSATION
                                                         AGGREGATE             PENSION OR            FROM TRIARC
                                                     COMPENSATION FROM     RETIREMENT BENEFITS        DEERFIELD
                                                      TRIARC DEERFIELD     ACCRUED AS PART OF     INVESTMENT PAID TO
NAME                                                   INVESTMENT(1)         OUR EXPENSES(2)           DIRECTOR
----------------------------                         -----------------     -------------------    ------------------

Independent directors:



Interested directors:



Officers:



---------------------

(1) We are newly organized, and the amounts listed are estimated for the year 2004.


(2) We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.


The independent directors will receive an annual fee of $[____]. They will also receive $[____] plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and will receive $[____] plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, we will purchase directors' and officers' liability insurance on behalf of our directors and officers. Independent directors will have the option to receive their directors' fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

MANAGEMENT SERVICES

TDM will serve as our investment manager. TDM is a newly formed investment manager that will be registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, the investment manager will manage the day-to-day operations of, and provide investment advisory and management services to, Triarc Deerfield Investment. Under the terms of an investment advisory and management agreement, TDM will:

     o determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

     o identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

     o   close and monitor the investments we make.

TDM's services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

ABOUT TRIARC AND DEERFIELD

Triarc is a New York Stock Exchange listed holding company. Triarc and its professional team, led by Nelson Peltz and Peter May, have extensive experience in building, nurturing and operating middle-market companies and creating stockholder value. Under their stewardship, middle-market companies such as Snapple Beverage Corp., Triangle Industries, Inc. (through its acquisition of National Can Corporation and American Can Company and the formation of American National Can Company, one of world's largest packaging companies at the time), Encore Capital Group, Inc. and National Propane Partners, L.P., among others, have become (or have regained their position as) industry leaders through the implementation of new strategic approaches, the facilitation or provision of investment capital and the cultivation of new management teams. Through its subsidiaries, Triarc is also the franchisor of the Arby's restaurant system, the tenth largest quick service restaurant chain in the United States, and the owner of approximately 235 Arby's restaurants located in the United States.

Deerfield is a leading investment manager offering a diverse range of fixed income strategies, primarily to institutional investors. Deerfield managed more than $8 billion in assets as of April 1, 2004, including approximately $7.2 billion in collateralized debt obligations, approximately $650 million in fixed income arbitrage hedge funds and approximately $250 million in separately managed accounts. Of the $8 billion in assets under management, more than $2.2 billion is invested in senior secured and unsecured, non-investment grade loans. Deerfield's investment team has significant experience investing in middle-market companies across a broad range of industries, and has established extensive risk management procedures for monitoring its portfolios.

Triarc is engaged in negotiations with certain owners of Deerfield's parent company concerning the possible acquisition by Triarc of a controlling interest in Deerfield's parent company and an additional capital commitment by Triarc, in the aggregate amount of approximately $175 million. In any such acquisition, the senior management of Deerfield would retain a significant ownership interest in Deerfield. Additionally, it is expected that subsequent to any such acquisition Deerfield's senior management, including its Chairman and Chief Executive Officer, Gregory Sachs, its President, Scott Roberts, and its Chief Investment Officer, Jonathan Trutter, would remain in their current roles, and that Deerfield's portfolio management teams would remain intact. There can be no assurance that the owners of Deerfield's parent company will enter into a definitive agreement with Triarc to sell a controlling interest in Deerfield's parent company or that such an acquisition will be completed.

In addition to managing our investments, investment professionals of Deerfield also manage the following other investment entities:

                                                                                                      ASSETS UNDER
                                                                                                       MANAGEMENT
            FUND NAME                              INCEPTION             INVESTMENT TYPE          ($ IN MILLIONS)(1)
-----------------------------------             --------------      -----------------------       ------------------
Olympic Funding Trust CLO                       May 1999            Bank Loan CLO                       $  465
Castle Harbor CLO                               April 2000          Bank Loan CLO                          310
Sequils-Cumberland I Ltd.                       October 2000        Bank Loan CLO                          500
Rosemont CLO Ltd.                               January 2002        Bank Loan CLO                          317
Bryn Mawr CLO Ltd.                              August 2002         Bank Loan CLO                          293
Forest Creek CLO Ltd.                           May 2003            Bank Loan CLO                          325

Valeo Investment Grade CDO Ltd.                 January 2001        Investment Grade CDO                   457
Valeo Investment Grade CDO II Ltd.              May 2001            Investment Grade CDO                   484
Valeo Investment Grade CDO III Ltd.             December 2001       Investment Grade CDO                   490
Port Royal Synthetic CDO Ltd.                   December 2001       Investment Grade CDO                 1,000
Palmetto Synthetic CDO Ltd.                     July 2002           Investment Grade CDO                 1,000

Mid Ocean CBO 2000-I                            January 2001        Asset Backed CBO                       292
Mid Ocean CBO 2000-II                           October 2001        Asset Backed CBO                       293

                                                                                                      ASSETS UNDER
                                                                                                       MANAGEMENT
            FUND NAME                              INCEPTION             INVESTMENT TYPE          ($ IN MILLIONS)(1)
-----------------------------------             --------------      -----------------------       ------------------
Oceanview CBO I Ltd.                            June 2002           Asset Backed CBO                       397
NorthLake CBO I Ltd.                            February 2003       Asset Backed CBO                       299
Knollwood CBO Ltd.                              March 2004          Asset Backed CBO                       300

Deerfield Synthetic Options Fund, Ltd.          October 1993        Fixed Income Arbitrage                 136
DRV Class A                                     March 2001          Government  and Fixed  Income          112
                                                                    Arbitrage
DRV Sunrise Fund I, Ltd.                        September 2001      Government  and Fixed  Income          203
                                                                    Arbitrage
Fund A                                          March 2001          Government  and Fixed  Income           30
                                                                    Arbitrage
LEAP-Ltd.                                       January 2000        Government  and Fixed  Income          146
                                                                    Arbitrage
Sphinx Fund                                     September 2002      Fixed Income Arbitrage                  23

Separately Managed Accounts                    --                     --                                   246

---------------------

(1)  As of April 1, 2004.

MANAGEMENT FEE

Pursuant to the investment advisory and management agreement, we will pay TDM a fee for investment advisory and management services consisting of two components--a base management fee and an incentive fee.

The base management fee will be calculated at an annual rate of 2.00% of our gross assets. For services rendered under the investment advisory and management agreement during the period commencing from the closing of this offering through and including the first six months of operations, the base management fee will be payable monthly in arrears. For services rendered under the investment advisory and management agreement after that time, the base management fee will be payable quarterly in arrears. For the first quarter of our operations, the base management fee will be calculated based on the initial value of our gross assets. Subsequently, the base management fee will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro rated.

The incentive fee will have two parts, as follows: One part will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, any fees or expenses payable under the administration agreements, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 1.75% per quarter (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2.00% base management fee. We will pay TDM an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

     o no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

     o 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up." The "catch-up" provision is intended to provide our investment manager with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.1875% in any calendar quarter; and

     o 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing on December 31, 2004, and will equal 20.0% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year; PROVIDED that the incentive fee determined as of December 31, 2004 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2004.

   EXAMPLES OF QUARTERLY INCENTIVE FEE CALCULATION

   EXAMPLE 1: INCOME RELATED PORTION OF INCENTIVE FEE (*):

   ALTERNATIVE 1

   Assumptions:

         Investment income (including interest, dividends, fees, etc.) = 1.25% Hurdle rate(1) = 1.75%
         Management fee(2) = 0.50%
         Other expenses (legal, accounting, custodian, transfer agent, etc.)
         (3) = 0.20% Pre-incentive fee net investment income
         (investment income - (management fee + other expenses)) = 0.55%

         Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

   ALTERNATIVE 2

   Assumptions:

         Investment income (including interest, dividends, fees, etc.) = 2.70% Hurdle rate(1) = 1.75%
         Management fee(2) = 0.50%
         Other expenses (legal, accounting, custodian, transfer agent, etc.)
         (3) = 0.20% Pre-incentive fee net investment income
         (investment income - (management fee + other expenses)) = 2.00%

Incentive fee = 20% x pre-incentive fee net investment income, subject to "catch-up"(4)
                  = 2.00% - 1.75%
                  = 0.25%
                  = 100% x 0.25%
                  = 0.25%

ALTERNATIVE 3

Assumptions:

         Investment income (including interest, dividends, fees, etc.) = 3.00% Hurdle rate(1) = 1.75%
         Management fee(2) = 0.50%
         Other expenses (legal, accounting, custodian, transfer agent, etc.)
         (3) = 0.20% Pre-incentive fee net investment income
         (investment income - (management fee + other expenses)) = 2.30%

Incentive fee = 20% x pre-incentive fee net investment income, subject to "catch-up"(4) Incentive fee = 100% x "catch-up" + (20% x (pre-incentive fee net investment income - 2.1875%))

Catch-up = 2.1875% - 1.75%
          = 0.4375%

Incentive fee = (100% x 0.4375%) + (20% x (2.3% - 2.1875%))
              = 0.4375% + (20% x 0.1125%)
              = 0.4375% + 0.0225%
              = 0.46%


--------------------

(1)  Represents 7.0% annualized hurdle rate.
(2)  Represents 2.0% annualized management fee.
(3)  Excludes organizational and offering expenses.
(4) The "catch-up" provision is intended to provide our investment manager with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.1875% in any calendar quarter.

EXAMPLE 2: CAPITAL GAINS PORTION OF INCENTIVE FEE (*):

Assumptions:

         Year 1 = no net realized capital gains or losses
         Year 2 = 6% net realized capital gains and 1% realized capital losses and unrealized capital depreciation

Capital gain incentive fee = 20% x (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Year 1 incentive fee = 20% x (0)
         = 0
         = no incentive fee

Year     2 incentive fee = 20% x (6% - 1%) = 20% x 5%
         = 1%

---------------------

(*) The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

PAYMENT OF OUR EXPENSES

All investment professionals of the investment manager and their respective staffs when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by TDM. We will bear all other costs and expenses of our operations and transactions, including those relating to: our initial organization and this offering; calculation of our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by TDM payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; administrative fees payable under the administration agreements; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs and proxy solicitation fees; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or the adminstrators in connection with administering our business.

DURATION AND TERMINATION

The investment advisory and management agreement was approved by our board of directors on [____], 2004. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by either party without penalty upon not more than 60 days' written notice to the other. See "Risk Factors--Risks Relating to our Business and Structure--We are dependent upon TDM's key personnel for our future success and upon their access to Triarc and Deerfield management."

INDEMNIFICATION

The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, TDM and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Triarc Deerfield Investment for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of TDM's services under the investment advisory and management agreement or otherwise as an investment manager of Triarc Deerfield Investment.

ORGANIZATION OF THE INVESTMENT MANAGER

TDM is a newly formed Delaware limited liability company that will be registered as an investment adviser under the Advisers Act. The offices of TDM are located at 280 Park Avenue, New York, NY 10017.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Our board of directors determined at a meeting held on [ ], 2004, to approve the investment advisory and management agreement. In its consideration of the investment advisory and management agreement, the board of directors focused on information it had received relating to, among other things: _____________.

Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment advisory and management fee rates were reasonable in relation to the services to be provided.

ADMINISTRATION AGREEMENTS

Pursuant to separate administration agreements, the administrators will furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. The administrators also will perform, or oversee the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the administrators will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreements will be equal to an amount based upon our allocable portion of the administrators' overhead in performing its obligations under the administration agreements. The administration agreements may be terminated by either party without penalty upon 60 days' written notice to the other party.

INDEMNIFICATION

The administration agreements provide that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the administrators and their officers, manager, partners, agents, employees, controlling persons, members and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of services under the administration agreements or otherwise as administrator for us.

LICENSE AGREEMENTS

We expect to enter into license agreements with Triarc and Deerfield pursuant to which Triarc and Deerfield will grant us limited, non-exclusive, royalty-free license to use the names "Triarc" and "Deerfield," respectively. Under these agreements, we expect to have a right to use the Triarc and Deerfield names, for so long as TDM or one of its affiliates remains our investment manager. Other than with respect to these limited licenses, we will have no legal right to the "Triarc" and "Deerfield" names. These license agreements will remain in effect for so long as the investment advisory and management agreement with our investment manager is in effect.

                              CERTAIN RELATIONSHIPS

We intend to enter into the investment advisory and management agreement with TDM. Our officers and directors, and the managers, officers and employees of TDM serve or may serve as officers, directors or principals of entities managed by our affiliates or entities that provide or will provide advisory services to other investment vehicles with investment objectives similar to ours or that operate in the same or related lines of business as we do. Accordingly, we may not be given the opportunity to participate in certain investments or entities made or managed by affiliates of TDM. However, TDM and its affiliates intend to allocate investment opportunities in a fair and equitable manner. See "Risk Factors--Risks Relating to Our Business and Structure--There are significant potential conflicts of interest.

We expect to enter into license agreements with Triarc and Deerfield, pursuant to which Triarc and Deerfield will grant us limited, non-exclusive, royalty-free licenses to use the names "Triarc" and "Deerfield," respectively. In addition, pursuant to the terms of the administration agreements, the administrators provide us with office facilities and administrative services.

To the extent provided by the 1940 Act, we will not invest in any private company in which Triarc, Deerfield or any of their affiliates or any of the unregistered investment funds managed by them already has an investment at that time. However, we may seek exemptive relief from the SEC to engage in such transactions.

                   CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering, there will be [___] shares of common stock outstanding and [____] stockholders of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

                                                                        PERCENTAGE OF COMMON STOCK OUTSTANDING
                                                                 ------------------------------------------------------
                                                                    IMMEDIATELY PRIOR TO       IMMEDIATELY AFTER THIS
                                                                        THIS OFFERING                 OFFERING(1)
                                                                 --------------------------   -------------------------
          NAME AND ADDRESS                TYPE OF OWNERSHIP      SHARES OWNED    PERCENTAGE   SHARES OWNED   PERCENTAGE
-------------------------------        ---------------------     ------------    ----------   ------------   ----------
TDM                                    Record and beneficial         [__]           [__]%                          %
All officers and directors as a        Record and beneficial         none            --%                           %
group ([__] persons)(2)

---------------------

(1) Assumes issuance of [ ] shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters' over-allotment option.


(2) The address for all officers and directors is c/o Triarc Deerfield Investment Corporation.


The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors. We are not part of a "family of investment companies," as that term is defined in the 1940 Act.

                                            DOLLAR RANGE OF EQUITY SECURITIES
        NAME OF DIRECTOR                    IN TRIARC DEERFIELD INVESTMENT(1)
-------------------------------------       ------------------------------------
Independent Directors



Interested Directors




---------------------

(1)  Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000,
     $50,001-$100,000, or over $100,000.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, we will value investments for which market quotations are readily available at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available will be valued at fair value as determined in good faith by our board of directors. As a general rule, we will not value our loans or debt securities above cost, but loans and debt securities will be subject to fair value write-downs when the asset is considered impaired. With respect to private equity securities, each investment will be valued using comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public. The value will then be discounted to reflect the illiquid nature of the investment, as well as our minority, non-control position. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will use the pricing indicated by the external event to corroborate our private equity valuation. Because we expect that there will not be a readily available market value for most of the investments in our portfolio, we expect to value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

     o TDM will perform a valuation process relying on market comparables, transaction comparables and other valuation analyses;

     o an independent valuation firm may be engaged by our board of directors to review these preliminary valuations;

     o the audit committee of our board of directors will review the valuations; and

     o the board of directors will discuss the valuation of the various investments and advise TDM on its determination regarding fair value.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

                           DIVIDEND REINVESTMENT PLAN

We expect to adopt a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not `opted out' of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We currently intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on [___________] on the valuation date for such dividend. Market price per share on that date will be the closing price for such shares on [___________] or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator's fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $__ transaction fee plus a __(cent) per share brokerage commissions from the proceeds.

Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. See "Material U.S. Federal Income Tax Considerations." A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at [________], by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at [________________]or by calling the plan administrator at [________].

The plan may be terminated by us upon notice in writing mailed to each participant at least __ days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator at [________].

                 MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to such an investment. It does not discuss all of the tax consequences that may be relevant to an investor in light of such investor's particular circumstances or to investors subject to special rules, such as certain financial institutions, tax-exempt entities, real estate investment trusts, regulated investment companies, insurance companies, dealers in securities or foreign currencies and persons holding notes in connection with a hedging transaction, "straddle," conversion transaction or other integrated transaction. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Internal Revenue Code of 1986, as amended (the "Code")). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering or any tax considerations discussed below or otherwise. Furthermore, the discussion does not include any description of any alternative minimum tax consequences, or estate and gift tax consequences, or the tax laws of any state, local or foreign government that may be applicable to an investment in our shares. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A "U.S. stockholder" generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

     o   a citizen or individual resident of the United States;

     o a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

     o an estate, the income of which is subject to United States federal income taxation regardless of its source; or

     o a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and (B) one or more United States persons have the authority to control all substantial decisions of the trust.

A "Non-U.S. stockholder" is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

THIS DISCUSSION IS NOT EXHAUSTIVE AND DOES NOT ADDRESS ALL ASPECTS OF UNITED STATES FEDERAL INCOME TAXATION RELEVANT TO HOLDERS OF COMMON STOCK OR TO CERTAIN TYPES OF HOLDERS SUBJECT TO SPECIAL TREATMENT UNDER FEDERAL INCOME TAX LAWS. ACCORDINGLY, PROSPECTIVE INVESTORS SHOULD CONSULT THEIR TAX ADVISORS WITH REGARD TO THE APPLICATION OF UNITED STATES FEDERAL TAX LAWS TO THEIR PARTICULAR SITUATIONS, AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, LOCAL OR FOREIGN TAXING JURISDICTION, ELIGIBILITY FOR THE BENEFITS OF ANY APPLICABLE TAX TREATY AND THE EFFECT OF ANY POSSIBLE CHANGES IN THE TAX LAWS.

ELECTION TO BE TAXED AS A RIC

As a business development company, we intend to elect to be treated as a "regulated investment company" (a "RIC") under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement").

TAXATION AS A RIC

If we:

     o   qualify as a RIC; and

     o   satisfy the Annual Distribution Requirement;

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (I.E., net long-term capital gains in excess of net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute (or designate as a deemed distribution) in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years (the "Excise Tax Avoidance Requirement"). While we intend to distribute our income and capital gains in the manner necessary to satisfy the Excise Tax Avoidance Requirement, there can be no assurance that sufficient amounts of our taxable income and capital gains will be distributed to avoid imposition of the excise tax.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

     o qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

     o derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to our business of investing in such stock, securities or currencies (the "90% Income Test"); and

     o diversify our holdings so that at the end of each quarter of the taxable year:

         (1) at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

         (2) no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses (the "Diversification Tests").

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (v) adversely alter the characterization of certain complex financial transactions.

In addition, we may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, we might be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be taken into account for purposes of the Annual Distribution Requirement and Excise Tax Avoidance Requirement.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income or receivables or expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or receivables or pay such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation--Senior Securities." Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Except as described below under "--Failure to Qualify As A RIC," the remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

TAXATION OF U.S. STOCKHOLDERS

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations (and properly so designated by us), such distributions generally will be eligible for a maximum tax rate of 15%. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income dividends (but not capital gain distributions) to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate or dividends-received deduction. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Under the dividend reinvestment plan, a U.S. stockholder can have all cash distributions automatically reinvested in additional shares of our common stock. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

Although we currently intend to distribute any realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses) at least annually, we may in the future decide to retain some or all of such capital gains, but designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's cost basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder's other federal income tax obligations or may be refunded to the extent it exceeds a stockholder's liability for federal income tax. A U.S. stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.


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In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain, I.E., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (I.E., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income (including the portion, if any, taxable as dividends eligible for the 15% maximum rate) and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation. Because of the anticipated nature of our investments, we expect that dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to qualifying dividends.

We may be required to withhold federal income tax ("backup withholding") currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's federal income tax liability, provided, that proper information is provided to the IRS.

TAXATION OF NON-U.S. STOCKHOLDERS

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our "investment company taxable income" to Non-U.S. stockholders (including interest income and net short-term capital gain, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, or, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (1) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder or, if an income tax treaty applies, are attributable to a permanent establishment in the United States, or (2) the Non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the


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stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the dividend reinvestment plan, a Non-U.S. stockholder can have all cash distributions automatically reinvested in additional shares of our common stock. If the distribution is a distribution of our "investment company taxable income" and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or, if a treaty applies, it is not attributable to a permanent establishment), the amount distributed will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our common stock. If the distribution is effectively connected with a U.S. trade or business or, if any income tax treaty applies, attributable to a permanent establishment in the United States, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. stockholders. The Non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder's account.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

NON-U.S. PERSONS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE U.S. FEDERAL INCOME TAX AND WITHHOLDING TAX, AND STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE SHARES.

FAILURE TO QUALIFY AS A RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would be taxable to our stockholders as ordinary dividend income (in the case of non-corporate U.S. stockholder, generally eligible for the 15% maximum rate) to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain.

TAX SHELTER REPORTING GUIDELINES

Under recently promulgated Treasury Regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current IRS guidance, stockholders of a RIC are not so excepted. The fact that a loss is reportable under these regulations does not necessarily affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.



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                        DESCRIPTION OF OUR CAPITAL STOCK

THE FOLLOWING DESCRIPTION IS BASED ON RELEVANT PORTIONS OF THE MARYLAND GENERAL CORPORATION LAW AND ON OUR CHARTER AND BYLAWS, AS THEY WILL BE AMENDED AND RESTATED PRIOR TO COMPLETION OF THIS OFFERING. THIS SUMMARY IS NOT NECESSARILY COMPLETE, AND WE REFER YOU TO THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS FOR A MORE DETAILED DESCRIPTION OF THE PROVISIONS SUMMARIZED BELOW.

CAPITAL STOCK

Upon completion of this offering, our authorized capital stock will consist of [________] shares of stock, par value $0.001 per share, all of which will initially be designated as common stock. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We will apply to list our common stock on the [___________] under the trading symbol [_____]. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

COMMON STOCK

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

PREFERRED STOCK

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that
(1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more.


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Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us and bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.


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CLASSIFIED BOARD OF DIRECTORS

Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2005, 2006 and 2007, respectively. Beginning in 2005, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

ELECTION OF DIRECTORS

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

NUMBER OF DIRECTORS; VACANCIES; REMOVAL

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that, a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

ACTION BY STOCKHOLDERS

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

ADVANCE NOTICE PROVISIONS FOR STOCKHOLDER NOMINATIONS AND STOCKHOLDER PROPOSALS

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided, that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the


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advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

CALLING OF SPECIAL MEETINGS OF STOCKHOLDERS

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

APPROVAL OF EXTRAORDINARY CORPORATE ACTION; AMENDMENT OF CHARTER AND BYLAWS

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds percent of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

NO APPRAISAL RIGHTS

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

CONTROL SHARE ACQUISITIONS

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:


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     o   one-tenth or more but less than one-third;

     o   one-third or more but less than a majority; or

     o   a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests based on our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

BUSINESS COMBINATIONS

Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

     o any person who beneficially owns 10% or more of the voting power of the corporation's shares; or

     o an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a


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

transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must he recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

     o 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

     o two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided, that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

CONFLICT WITH 1940 ACT

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

                                   REGULATION

We are a business development company under the 1940 Act and intend to elect to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment managers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly-traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard


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

to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. Except as required by the 1940 Act, none of these policies are fundamental and may be changed without stockholder approval.

QUALIFYING ASSETS

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

         (a) is organized under the laws of, and has its principal place of business in, the United States;

         (b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

         (c)     satisfies any of the following:

              o does not have any class of securities with respect to which a broker or dealer may extend margin credit;

              o is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

              o is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2)      Securities of any eligible portfolio company which we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.


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

SIGNIFICANT MANAGERIAL ASSISTANCE

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1),
(2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

TEMPORARY INVESTMENTS

Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided, that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment manager will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

SENIOR SECURITIES

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors--Risks Relating to our Business and Structure--Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital."

CODE OF ETHICS

We and TDM will each adopt a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. For information on how to obtain a copy of each code of ethics, see "Available Information."

PROXY VOTING POLICIES AND PROCEDURES

SEC registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain


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

records on proxy voting. In most cases, Triarc Deerfield Investment will invest in securities that do not generally entitle it to voting rights in its portfolio companies. When Triarc Deerfield Investment does have voting rights, it will delegate the exercise of such rights to TDM. TDM's proxy voting policies and procedures are summarized below:

In determining how to vote, officers of our investment manager will consult with each other and management of Triarc and Deerfield, taking into account the interests of Triarc Deerfield Investment and its investors as well as any potential conflicts of interest. Our investment manager will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our investment manager may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the independent directors of Triarc Deerfield Investment or, in extreme cases, by abstaining from voting. While our investment manager may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment manager will not delegate its voting authority to any third party.

An officer of TDM will keep a written record of how all such proxies are voted. Our investment manager will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC's EDGAR system in lieu thereof), (3) all votes cast,
(4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our investment manager may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

Our investment manager's proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our investment manager will vote our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we find it necessary to vote contrary to our general guidelines to maximize shareholder value or the best interests of Triarc Deerfield Investment. In reviewing proxy issues, our investment manager generally will use the following guidelines:

         ELECTIONS OF DIRECTORS. In general, our investment manager will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company's board of directors, or our investment manager determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. We may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a shareholder vote or (4) act on tender offers where a majority of shareholders have tendered their shares. Finally, our investment manager may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

         APPOINTMENT OF AUDITORS. We believe that a portfolio company remains in the best position to choose its independent auditors and our investment manager will generally support management's recommendation in this regard.

         CHANGES IN CAPITAL STRUCTURE. Changes in a portfolio company's charter or by-laws may be required by state or federal regulation. In general, our investment manager will cast our votes in accordance with the management on such proposals. However, our investment manager will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

         CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS. We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our investment manager will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

         PROPOSALS AFFECTING SHAREHOLDER RIGHTS. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our investment manager will balance the financial impact of the proposal against any impairment of shareholder rights as well as of our investment in the portfolio company.


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

         CORPORATE GOVERNANCE. We recognize the importance of good corporate governance. Accordingly, our investment manager will generally favor proposals that promote transparency and accountability within a portfolio company.

         ANTI-TAKEOVER MEASURES. Our investment manager will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure's likely effect on shareholder value dilution.

         STOCK SPLITS. Our investment manager will generally vote with management on stock split matters.

         LIMITED LIABILITY OF DIRECTORS. Our investment manager will generally vote with management on matters that could adversely affect the limited liability of directors.

         SOCIAL AND CORPORATE RESPONSIBILITY. Our investment manager will review proposals related to social, political and environmental issues to determine whether they may adversely affect shareholder value. Our investment manager may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

OTHER

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to Triarc Deerfield Investment or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

We and TDM will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and, beginning no later than October 2004, designate a chief compliance officer to be responsible for administering the policies and procedures.

COMPLIANCE WITH THE SARBANES-OXLEY ACT OF 2002 AND CORPORATE GOVERNANCE REGULATIONS

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. Our policies and procedures will be implemented with a view toward compliance with the Sarbanes-Oxley Act and the new regulations promulgated thereunder. We will continue to monitor our compliance with future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, the [___________] has adopted or is in the process of adopting corporate governance changes to its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.




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                         SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering, [ ] shares of our common stock will be outstanding, based on the number of shares outstanding on [ ], 2004, assuming no exercise of the underwriters' over-allotment option. Of these shares, [_____] shares of our common stock sold in this offering will be freely tradeable without restriction or limitation under the Securities Act, except shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act.


           CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by [______]. The address of the custodian is: [_______]. [___________] will act as our transfer agent, dividend paying agent and registrar. The principal business address of our transfer agent is [___________], telephone number: [_______].


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

Because we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies to be established by our board of directors, our investment manager will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment manager does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While the investment manager generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment manager may select a broker based partly upon brokerage or research services provided to our investment manager, us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment manager determines in good faith that such commission is reasonable in relation to the services provided.



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                                  UNDERWRITING

We are offering the shares of our common stock described in this prospectus through the underwriters named below. [_________] is acting as representative of the underwriters. We have entered into an underwriting agreement with the underwriters. Subject to the terms and conditions of the underwriting agreement, each of the underwriters has severally agreed to purchase the number of shares of common stock listed next to its name in the following table:

                                                               NUMBER
            UNDERWRITERS                                     OF SHARES
     -------------------------------------------------       ---------

                                                             ---------
     Total............................................
                                                             =========

The underwriting agreement provides that the underwriters must buy all of the shares if they buy any of them. However, the underwriters are not required to take or pay for the shares covered by the underwriters' over-allotment option described below.

Our common stock is offered subject to a number of conditions, including:

     o   receipt and acceptance of our common stock by the underwriters; and

     o   the underwriters' right to reject orders in whole or in part.

In connection with this offering, some of the underwriters and securities dealers may distribute prospectuses electronically.

OVER-ALLOTMENT OPTION

We have granted the underwriters an option to buy up to an aggregate of [ ] additional shares of our common stock. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with this offering. The underwriters have 30 days from the date of this prospectus to exercise this option. If the underwriters exercise this option, they will each purchase additional shares approximately in proportion to the amounts specified in the table above.

COMMISSIONS AND DISCOUNTS

Shares sold by the underwriters to the public will initially be offered at the initial offering price set forth on the cover of this prospectus. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $[ ] per share from the initial public offering price. Any of these securities dealers may resell any shares purchased from the underwriters to other brokers or dealers at a discount of up to $[ ] per share from the initial public offering price. If all the shares are not sold at the initial public offering price, the representatives may change the offering price and the other selling terms. Sales of shares made outside of the United States may be made by affiliates of the underwriters. Upon execution of the underwriting agreement, the underwriters will be obligated to purchase the shares at the prices and upon the terms stated therein, and, as a result, will thereafter bear any risk associated with changing the offering price to the public or other selling terms. The underwriters have informed us that they do not expect discretionary sales to exceed 5% of the shares of common stock to be offered.


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The following table shows the per share and total underwriting discounts and commissions we will pay to the underwriters assuming both no exercise and full exercise of the underwriters' over-allotment option to purchase up to an additional shares.

                                        NO EXERCISE             FULL EXERCISE
                                        -----------             -------------
Per share..........................        $                       $
         Total.....................        $                       $

We estimate that the total expenses of the offering payable by us, not including underwriting discounts and commissions, will be approximately $[ ] million.

NO SALES OF SIMILAR SECURITIES

We, our executive officers and directors, TDM and the partners and officers of TDM have entered into lock-up agreements with the underwriters. Under these agreements, subject to certain exceptions, we, TDM and each of these persons may not, without the prior written approval of [______], offer, sell, contract to sell or otherwise dispose of, directly or indirectly, or hedge our common stock or securities convertible into or exercisable or exchangeable for our common stock. These restrictions will be in effect for a period of [___] days after the date of this prospectus. At any time and without public notice, [______] may, in its sole discretion, release all or some of the securities from these lock-up agreements.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act. As a business development company, we are prohibited from protecting any of the underwriters against any liability to Triarc Deerfield Investment or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard. If we are unable to provide this indemnification, we have agreed to contribute to payments the underwriters may be required to make in respect of those liabilities.

LISTING

We will apply to list our common stock on the [___________] under the symbol [___].

PRICE STABILIZATION, SHORT POSITIONS

In connection with this offering, the underwriters may engage in activities that stabilize, maintain or otherwise affect the price of our common stock, including:

     o   stabilizing transactions;

     o   short sales;

     o   purchases to cover positions created by short sales;

     o   imposition of penalty bids; and

     o   syndicate covering transactions.

Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our common stock while this offering is in progress. These transactions may also include making short sales of our common stock, which involve the sale by the underwriters of a greater number of shares of common stock than they are required to purchase in this offering, and purchasing shares of common stock on the open market to cover positions created by short sales. Short sales may be "covered short sales," which are short positions in an amount not greater than the underwriters' over-allotment option referred to above, or may be "naked short sales," which are short positions in excess of that amount.


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

The underwriters may close out any covered short position by either exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option.

Naked short sales are sales made in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market that could adversely affect investors who purchased in this offering.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of that underwriter in stabilizing or short covering transactions.

As a result of these activities, the price of our common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters at any time. The underwriters may carry out these transactions on the [___________] or otherwise.

DETERMINATION OF OFFERING PRICE

Prior to this offering, there has been no public market for our common stock. The initial public offering price will be determined by negotiation by us and the representatives of the underwriters. The principal factors to be considered in determining the initial public offering price include:

     o the information set forth in this prospectus and otherwise available to representatives;

     o our prospects and the history and prospects for the industry in which we compete;

     o   an assessment of our management;

     o   our prospects for future earnings;

     o the general condition of the securities markets at the time of this offering;

     o the recent market prices of, and demand for, publicly-traded common stock of generally comparable companies; and

     o   other factors deemed relevant by the underwriters and us.

DIRECTED SHARE PROGRAM

At our request, certain of the underwriters have reserved up to [ ]% of our common stock being offered by this prospectus for sale to our directors, employees and certain other related parties to TDM. The sales will be made by [___________] through a directed share program. We do not know if these persons will choose to purchase all or any portion of these reserved shares, but any purchases they do make will reduce the number of shares available to the general public. These persons must commit to purchase before the market opens on the day following the date of this prospectus. Any employees or other persons purchasing such reserved shares will be prohibited from disposing of or hedging such shares for a period of at least 180 days after the date of this prospectus.

AFFILIATIONS

Certain of the underwriters and their affiliates may provide to us from time to time commercial banking, financial advisory, investment banking and other services for us for which they will be entitled to receive separate fees.


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

The underwriters and their affiliates may from time to time in the future engage in transactions with us and perform services for us, Triarc, Deerfield or our portfolio companies in the ordinary course of their business.

The principal address of [________] is [_________].




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                                  LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for Triarc Deerfield Investment by Paul, Weiss, Rifkind, Wharton & Garrison LLP, New York, NY, and [__________], Baltimore, MD. Paul, Weiss, Rifkind, Wharton & Garrison LLP also represents TDM. Certain legal matters in connection with the offering will be passed upon for the underwriters by Shearman & Sterling LLP, New York, NY.


                             INDEPENDENT ACCOUNTANTS

[ ] are the independent accountants of Triarc Deerfield Investment.


                              AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, and will file the related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC's Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                     TRIARC DEERFIELD INVESTMENT CORPORATION

PART C
OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1)      Financial Statements

The following statements of Triarc Deerfield Investment Corporation (the "Company" or the "Registrant") are included in Part A of this registration statement:

Statement of assets and liabilities, dated as of [_______], 2004

(2)      Exhibits

         (a)(1)                 Articles of Incorporation*
         (a)(2)                 Amended and Restated Articles of Incorporation**
         (b)(1)                 Bylaws**
         (c)                    Not Applicable
         (d)                    Form of Stock Certificate**
         (e)                    Dividend Reinvestment Plan**
         (f)                    Not Applicable
         (g)                    Investment Advisory and Management Agreement**
         (h)                    Form of Underwriting Agreement**
         (i)                    Not Applicable
         (j)                    Custodian Agreement**
         (k)(1)                 Administration Agreements**
         (k)(2)                 Transfer Agency and Service**
         (k)(3)                 License Agreements**
         (l) Opinion and Consent of special Maryland counsel for Registrant**
         (m)                    Not Applicable
         (n)                    Consent of independent auditors for Registrant**
         (o)                    Not Applicable
         (p)                    Not Applicable
         (q)                    Not Applicable
         (r)                    Code of Ethics**

*        Filed herewith.
**       To be filed by amendment.

ITEM 25. MARKETING ARRANGEMENTS

The information contained under the heading "Underwriting" on this registration statement is incorporated herein by reference.


ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Commission registration fee                                        $95,025
Listing Fee                                                              *
                                                                   -------
NASD filing fee                                                          *
Accounting fees and expenses                                             *  (1)
                                                                   -------
Legal fees and expenses                                                  *  (1)
                                                                   -------
Printing and engraving                                                   *
                                                                   -------
Miscellaneous fees and expenses                                          *
                                                                   -------
Total                                                                    *  (1)
                                                                   =======

*        To be provided by amendment.

(1)  These amounts are estimates.

All of the expenses set forth above shall be borne by us.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Immediately prior to this offering, TDM, a Delaware limited liability company, will own shares of the Registrant, representing 100% of the common stock outstanding. Following the completion of this offering, TDM's share ownership is expected to represent ___% of the common stock outstanding.

An affiliate of TDM is the general partner of, and may be deemed to control, the following entities:

                                                        JURISDICTION OF
                       NAME                              ORGANIZATION
         ---------------------------------              ---------------





ITEM 28. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the approximate number of record holders of our common stock at [____ __], 2004.

                                                        NUMBER OF RECORD
                   TITLE OF CLASS                           HOLDERS
         -------------------------------------          ----------------
         Common stock, $[____] par value                     (1)


ITEM 29. INDEMNIFICATION

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, TDM and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the adviser's services under the investment advisory and management agreement or otherwise as our investment manager.

The administration agreements provide that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of its duties and obligations, Triarc, Deerfield or their affiliates who serve as our administrators and their respective officers, manager, agents, employees, controlling persons, members and any other affiliated person or entity are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the administrators' services under the administration agreements or otherwise as our administrators.

The Underwriters' Agreement provides that each Underwriter severally agrees to indemnify, defend and hold harmless us, our directors and officers, and any person who controls us within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally we or any such person may incur under the Act, the Exchange Act, the 1940 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through the managing Underwriter to the Company expressly for use in this registration statement (or in the registration statement as amended by any post-effective amendment hereof by us) or in the prospectus contained in this registration statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this registration statement or such prospectus or necessary to make such information not misleading.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of us in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation or employment of a substantial nature in which the adviser, and each managing director, director or executive officer of the adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this registration statement in the sections entitled "Management." Additional information regarding the adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-[ ]), and is incorporated herein by reference.


ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1) the registrant, Triarc Deerfield Investment Corporation, 280 Park Avenue, New York, NY 10017;

(2)      the transfer agent, [___________], [_________];

(3)      the custodian, [____________]; and

(4)      the adviser, TDM, 280 Park Avenue, New York, NY 10017.


ITEM 32. MANAGEMENT SERVICES

Not Applicable.


ITEM 33. UNDERTAKINGS

1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or
(2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2.       The Registrant undertakes that:

(a) For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 19th day of April, 2004.

                                      TRIARC DEERFIELD INVESTMENT CORPORATION


                                      By: /s/ Gregory H. Sachs
                                          ----------------------------
                                          Name:  Gregory H. Sachs
                                          Title: President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 19, 2004.

                        SIGNATURE                                     TITLE

                /s/ Gregory H. Sachs
         ----------------------------------------       President and Director
                    Gregory H. Sachs                    (principal executive
                                                        officer)



                /s/ Edward P. Garden
         ----------------------------------------       Treasurer and Director
                    Edward P. Garden                    (principal financial and
                                                        accounting officer)

         Exhibits

         (a)(1)                 Articles of Incorporation*
         (a)(2)                 Amended and Restated Articles of Incorporation**
         (b)(1)                 Bylaws**
         (c)                    Not Applicable
         (d)                    Form of Stock Certificate**
         (e)                    Dividend Reinvestment Plan**
         (f)                    Not Applicable
         (g)                    Investment Advisory and Management Agreement**
         (h)                    Form of Underwriting Agreement**
         (i)                    Not Applicable
         (j)                    Custodian Agreement**
         (k)(1)                 Administration Agreements**
         (k)(2)                 Transfer Agency and Service**
         (k)(3)                 License Agreements**
         (l) Opinion and Consent of special Maryland counsel for Registrant**
         (m)                    Not Applicable
         (n)                    Consent of independent auditors for Registrant**
         (o)                    Not Applicable
         (p)                    Not Applicable
         (q)                    Not Applicable
         (r)                    Code of Ethics**

*        Filed herewith.
**       To be filed by amendment.